                                                     Registration Nos.  33-72190
                                                                        811-8166


     As filed with the Securities and Exchange Commission on February 18, 1997

--------------------------------------------------------------------------------
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549
                                     FORM N-1A
              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          X
                           Post-Effective Amendment No. 7                      X
                                        and
          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      X
                                  Amendment No. 8                              X


                           ESC STRATEGIC FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                    3435 Stelzer Road, Columbus, Ohio  43219
--------------------------------------------------------------------------------

              (Address of Principal Executive Offices) (Zip Code)
      Registrant's Telephone Number, including area code:  (800) 662-8417

--------------------------------------------------------------------------------

                              Howard Cammack, Jr.
                        Equitable Securities Corporation
                           800 Nashville City Center
                                511 Union Street
                        Nashville, Tennessee  37219-1743

                    (Name and Address of Agent for Service)

                                   Copies to:

       Jeffrey L. Steele, Esq.                    George O. Martinez, Esq.
        Dechert Price & Rhoads                      BISYS Fund Services
         1500 K Street, N.W.                         3435 Stelzer Road
       Washington, D.C.  20005                   Columbus, Ohio 43219-3035

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective: (check appropriate box)

         immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)
         60 days after filing pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1)
    X 75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of rule 485.


                       DECLARATION PURSUANT TO RULE 24f-2

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has previously filed a declaration of registration of an indefinite number of shares of Common Stock, $.001 par value per share, of all series of the Registrant, now existing or hereafter created. Registrant's 24f-2 Notice for the fiscal year ended March 31, 1996 was filed on May 17, 1996.

                            ESC STRATEGIC VALUE FUND
                                  a series of
                           ESC STRATEGIC FUNDS, INC.
                             CROSS REFERENCE SHEET
                          (as required by Rule 404(c))



PART A
N-1A Item No.                                        Location

Item 1.        Cover Page                            Cover Page

Item 2.        Synopsis                              Highlights

Item 3.        Condensed Financial Information       Not applicable

Item 4.        General Description of Registrant     The Fund; Description of
                                                     Securities and Investment
                                                     Practices; Investment
                                                     Restrictions

Item 5.        Management of the Fund                Management of the Fund

Item 5A.       Not Applicable                        Not Applicable

Item 6.        Capital Stock and Other Securities    Other Information,
                                                     Dividends, Distributions
                                                     and Federal Income
                                                     Taxation

Item 7.        Purchase of Securities Being Offered  Fund Share Valuation;
                                                     Purchase of Fund Shares;
                                                     Management of the Fund
                                                     Redemption of Fund Shares

Item 8.        Redemption or Repurchase              Redemption of Fund Shares

Item 9.        Pending Legal Proceedings             Not Applicable

Part B
N-1A Item No.                                         Location

Item 10.       Cover Page                             Cover Page

Item 11.       Table of Contents                      Table of Contents

Item 12.       General Information and History        Not Applicable

Item 13.       Investment Objectives and Policies     Investment Policies

Item 14.       Management of the Registrant           Management

Item 15.       Control Persons and Principal          Not Applicable
               Holders of Securities

Item 16.       Investment Advisory and Other          Management
               Services.

Item 17.       Brokerage Allocation                   Portfolio Transactions

Item 18.       Capital Stock and Other Securities     Other Information

Item 19.       Purchase, Redemption and Pricing of    Purchase of Fund Shares;
               Securities Being Offered               Redemption of Fund
                                                      Shares (Part A)

Item 20.       Tax Status                             Taxation

Item 21.       Underwriters                           Management

Item 22.       Calculations of Performance Data       Other Information

Item 23.       Financial Statements                   Not Applicable

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of the Registration Statement.

Explanatory Note


This Post-Effective Amendment No. 7 ("Amendment") to Registrant's registration statement on Form N-1A (File No. 33-72190) is filed solely for the purpose of amending the prospectus and statement of additional information for Registrant's new series, ESC Strategic Value Fund. The Amendment does not affect any of Registrant's other currently effective prospectuses or statements of additional information, each of which is hereby incorporated herein by reference as most recently filed pursuant to Rule 497 under the Securities Act of 1933.

                                      LOGO

                            ESC STRATEGIC VALUE FUND
                                 A PORTFOLIO OF
                           ESC STRATEGIC FUNDS, INC.
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                        GENERAL AND ACCOUNT INFORMATION:
                              (800) 261-FUND(3863)

     EQUITABLE SECURITIES CORPORATION -- INVESTMENT ADVISER AND DISTRIBUTOR
              BISYS FUND SERVICES -- ADMINISTRATOR, TRANSFER AGENT
                           AND FUND ACCOUNTING AGENT
--------------------------------------------------------------------------------


     This Prospectus describes ESC Strategic Value Fund (the "Fund"), the objective of which is long-term capital appreciation. The Fund is one of seven funds comprising ESC Strategic Funds, Inc. (the "Company"), an open-end management registered investment company advised by Equitable Securities Corporation (the "Adviser"). The Fund is a separate portfolio of the Company and offers two classes of shares. The Fund bears certain expenses related to the distribution of its shares.


     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND FUND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN MUTUAL FUNDS, SUCH AS THE FUNDS, INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING IN THE FUND AND SHOULD BE READ AND RETAINED FOR INFORMATION ABOUT THE FUND.

     A Statement of Additional Information (the "SAI"), dated             ,
199 , containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or telephoning the Company at the address and information numbers printed above.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
              SECURITIES COMMISSION PASSED UPON THE ACCURACY
                   OR ADEQUACY OF THIS PROSPECTUS. ANY
                        REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                The Date of this Prospectus is             , 199

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Highlights..................................................
Fund Expenses...............................................
Fee Table...................................................
The Fund....................................................
Risks of Investing in the Fund..............................
Management of the Fund......................................
Fund Share Valuation........................................
Pricing of Fund Shares......................................
Minimum Purchase Requirements...............................
Purchase of Fund Shares.....................................
Retirement Plan Accounts....................................
Exchange of Fund Shares.....................................
Redemption of Fund Shares...................................
Dividends, Distributions, and Federal Income Taxation.......
Description of Securities and Investment Practices..........
Investment Restrictions.....................................
Other Information...........................................
Appendix....................................................

--------------------------------------------------------------------------------

HIGHLIGHTS


THE FUND


This Prospectus describes ESC Strategic Value Fund (the "Fund"), one of seven Funds comprising ESC Strategic Funds, Inc. (the "Company"). The Fund's objective is long-term capital appreciation. The Fund invests primarily in equity securities of domestic and foreign issuers believed by the Manager to be undervalued.


SPECIAL RISKS


THE FUND MAY INVEST SUBSTANTIAL PORTIONS OF ITS PORTFOLIO IN INDIVIDUAL ISSUERS AND, THEREFORE, DOES NOT INTEND TO BE DIVERSIFIED. THE FUND MAY ENGAGE IN TRANSACTIONS IN OPTIONS AND FUTURES CONTRACTS FOR HEDGING PURPOSES, PROVIDED THAT NO MORE THAN 5% OF THE FUND'S ASSETS MAY BE PLACED AT RISK BY SUCH TRANSACTIONS. THE FUND MAY ALSO INVEST IN OTHER DERIVATIVES, "JUNK" BONDS, SECURITIES OF FOREIGN ISSUERS AND ILLIQUID SECURITIES. IT MAY ALSO ENGAGE IN SHORT SALES. THESE AND OTHER INVESTMENT PRACTICES OF THE FUND INVOLVE SPECIAL RISKS. FOR MORE INFORMATION ON THESE PRACTICES AND OTHER INVESTMENTS AND INVESTMENT RESTRICTIONS AND RISKS, SEE "DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES" AND "RISKS OF INVESTING IN THE FUND." THERE CAN BE, OF COURSE, NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. MOREOVER, INVESTORS SHOULD BE AWARE THAT THE VALUE OF THE FUND'S SHARES WILL FLUCTUATE, WHICH MAY CAUSE A LOSS IN THE PRINCIPAL VALUE OF THE INVESTMENT.


THE ADVISER AND THE MANAGER


Overall management of the Fund is provided by Equitable Securities Corporation (the "Adviser"). The Adviser, headquartered in Nashville, Tennessee, is a New York Stock Exchange member investment banking and securities brokerage firm. Founded in 1930, the predecessor of the Adviser developed a national clientele as an investment banking firm dealing in both corporate and municipal securities. In 1968, the American Express Company acquired the Adviser's predecessor and in 1972 the firm was reestablished as an independent company when a group of its employees purchased the firm. Equitable Trust Company, a wholly-owned subsidiary of the Adviser formed in 1991, provides investment management, trust, and other fiduciary services to individuals and other clients. In 1986, the Adviser formed the Investment Consulting division to provide consulting services to institutional and individual investors employing outside in-


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                                        2

--------------------------------------------------------------------------------


vestment management expertise. The primary services of the Investment Consulting division are strategic investment planning, asset allocation analysis, investment manager evaluation and performance measurement. The Investment Consulting division provides primary information within Equitable Securities Corporation in the latter's role as Adviser of the ESC Strategic Funds. For its services, the Adviser receives a fee at an annual rate of 1.25% based on the Fund's average daily net assets. This fee, which is higher than those for most other investment companies, is used by the Adviser to pay the Manager's fee, at no additional cost to the Fund.


Portfolio management for the Fund is provided by Equitable Asset Management, Inc. ("EAM"), an affiliate of the Adviser. See "Management of the Fund."

THE DISTRIBUTOR AND ADMINISTRATOR


Equitable Securities Corporation distributes the Fund's shares and may be reimbursed for certain of its distribution-related expenses. BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS Fund Services") acts as Administrator to the Fund. For its services as Administrator, the Fund pays BISYS Fund Services a fee at the annual rate of 0.15% of its average daily net assets. BISYS Fund Services, Inc. ("BISYS") acts as transfer agent and fund accounting agent to the Fund. BISYS receives separate fees for its services as transfer agent and fund accounting agent. See "Management of the Fund."


CLASSES OF SHARES

The Fund offers investors a choice of two classes of shares which differ principally with respect to sales charges and the rate of expenses to which they are subject. Investors may select the class which better suits their investment needs. Class A shares are offered with a maximum front-end sales charge of 4.50%, which may be reduced or waived in certain cases. See "Purchase of Fund Shares." Class A shares are also subject to a Service and Distribution Fee calculated at an annual rate of up to 0.25% of the average daily net asset value of Class A shares. Class D shares are offered with a 1.50% front-end sales charge and are subject to a Service and Distribution Fee at an annual rate of up to 0.75% based on the average daily net asset value of Class D shares. See "Management of the Fund -- The Distributor."


In selecting between the classes, a prospective investor should consider the impact of the sales charge together with the cumulative effect of the Service and Distribution Fees for each class over the anticipated period of investment, as well as the effect of any sales charge waivers to which the investor may be entitled. Investors should be aware that other expenses attributable to each class may differ slightly due to the allocation to each class of certain "class specific" expenses, including distribution and marketing expenses and federal and state securities registration and filing fees. Finally, investors should be aware that persons selling shares of the Fund may receive different levels of compensation for sales of Class A and Class D shares.


GUIDE TO INVESTING IN ESC STRATEGIC VALUE FUND

Purchase orders for shares of the Fund received by your broker or Service Organization in proper order prior to 4:00 p.m., Eastern time, and transmitted to the Fund prior to 4:00 p.m. Eastern time will become effective that day.


- Minimum initial investment................................  $1,000
- Minimum initial investment for IRAs and other qualified
  retirement plans..........................................  $  500
- Minimum subsequent investment.............................  $   50



Shareholders may exchange shares of a particular class of the Fund for shares of the same class in another fund of ESC Strategic Funds, Inc. by telephone or mail.

- Minimum initial exchange..................................  $ 2,000
  (No minimum for subsequent exchanges.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shareholders may redeem shares by telephone, mail or wire.

- The Fund reserves the right to redeem upon not less than 30 days' notice all shares in an account which has an aggregate value of $500 or less.

All dividends and distributions will be automatically reinvested at net asset value in additional shares of the same class of the Fund unless cash payment is requested.

- Distributions for ESC Strategic Value Fund are paid at least annually.

See "Purchase of Fund Shares" and "Redemption of Fund Shares" for more information.

FUND EXPENSES

The following expense tables indicate costs and expenses that an investor should anticipate incurring either directly or indirectly as a shareholder of the Fund during its fiscal year ending March 31, 1998. The "Other Expenses" numbers reflect estimated levels of operating expenses based on general industry experience.

FEE TABLE

                                                                  ESC STRATEGIC
                                                                    VALUE FUND
                                                              ----------------------
                                                              CLASS A      CLASS D
                                                              -------    -----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price).......................   4.50%        1.50%
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price).......................   None         None
Deferred Sales Charge (as a percentage of redemption
  proceeds).................................................   None         None
Exchange Fees...............................................   None         None
ANNUAL FUND OPERATING EXPENSE
     (as a percentage of average net assets annualized)
  Management Fees...........................................   1.25%        1.25%
  12b-1 Fees*...............................................   0.25%        0.75%
  Other Expenses** (estimated, after waivers)...............   0.50%        0.50%
                                                               ----         ----
TOTAL PORTFOLIO OPERATING EXPENSES..........................   2.00%        2.50%
                                                               ====         ====

---------------

 * Under rules of the National Association of Securities Dealers, Inc. (the "NASD"), a 12b-1 fee may be treated as a sales charge for certain purposes under those rules. Because the 12b-1 fee is an annual fee charged against the assets of the Fund, long-term shareholders may pay more sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the NASD. See "Management of the Fund."

** Amounts shown for "Other Expenses" reflect a reimbursement of certain expenses by the Adviser. Without these waivers, "Other Expenses" and "Total Portfolio Operating Expenses," respectively, would be: 0.70% and 2.20% for Class A and 0.70% and 2.70% for Class D. Out of its Management Fees, the Adviser pays the fees of the Managers.

The Purpose of this table is to assist the prospective investor in understanding the various costs and expenses that a Fund shareholder will bear.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXAMPLE:*

An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:


                                                                ESC STRATEGIC
                                                                 VALUE FUND
                                                              -----------------
                                                              CLASS A   CLASS D
                                                              -------   -------
1 year......................................................   $ 64       $40
3 years.....................................................   $105       $92


------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


THE FUND



The investment objective of the ESC Strategic Value Fund is long-term capital appreciation.



The Fund pursues this objective by investing in "value" securities. Value securities are those whose current market prices, in the view of the Manager, are low relative to their assets or future earnings potential and that the Manager believes offer special opportunities for growth. Under normal market conditions, at least 65% of the Fund's assets will be invested in value securities. The Manager anticipates the Fund will invest primarily in equity securities, including common stocks, securities convertible into common stocks and preferred stocks. In pursuit of its objective, however, the Fund may also invest in a wide range of other securities, including rights, warrants, secured and unsecured bonds and notes (including "junk" bonds), mortgage and other asset-backed securities, real estate investment trusts, derivatives and repurchase agreements. The Fund may invest in securities of foreign as well as domestic issuers. It may invest in illiquid securities and engage in short sales. For cash management purposes, the Fund may invest in U.S. Government securities, bankers' acceptances, commercial paper, certificates of deposit, repurchase agreements and corporate debt obligations and may invest temporarily all its assets in these instruments for defensive purposes. These and other investments and investment practices are described further below (see "Description of Securities and Investment Practices") and in the SAI.



The Manager's value investing style is patterned on that originally developed by Benjamin Graham and David L. Dodd. The Manager believes that value can be found in companies that are not widely followed or are under-appreciated by the market, or are in industries or sectors that are currently out of favor. When an unexpected favorable event is reported, investors may reassess the company's prospects and cause the company's stock price to increase. Conversely, disappointing news about a company may not cause a significant decline because of the lack of favorable expectations. Value may often be found as a result of general market declines, dividend reductions, earnings reported below expectations, poor economic conditions, the retirement or death of a major shareholder or important executive and tax loss selling. The Manager may search for investments where anticipated or when current positive developments within the company offer the prospect of capital appreciation. Among these developments could be new products or services, a management change, possible takeover interest, acquisition or merger, capitalization change, technological breakthrough, expansion or competitive realignment in their market, watershed event in the industry, corporate redirection or restructuring, closing of inefficient operations or change in the political or regulatory climate. The Manager may also find value in companies whose securities price may be temporarily depressed because of special circumstances, such as a cyclical downturn or earnings decline that is expected to be reversed in the future.



In searching for overlooked investment opportunities the Fund may consider underfollowed companies, regional companies, companies with limited trading markets or companies with one or more of the following characteristics: low levels of institutional holdings, significant management shareholdings, consistent insider purchases, increasing investment by sophisticated outside parties or stock repurchase programs. Attractive valuations may also be found in companies trading well below their peer group and in closed end funds trading at a discount to their net asset value. The Manager may use a screen to identify companies that are of interest to strategic or financial buyers.



The Fund may invest up to 25% of its assets in turnaround situations and in companies involved in mergers, consolidations, liquidations and reorganizations as well as in companies emerging from bankruptcy protection. The Fund may also consider purchasing debt obligations of companies that have been depressed greater than the financial condition merits. Such companies may offer opportunities for significant capital


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


appreciation despite the perceived degree of risk. In addition to reviewing fundamentals, the Manager may also consider technical indicators when evaluating companies for purchase.



The Manager may decide to liquidate a portfolio position when: 1) the security appears fairly valued or overvalued; 2) the political or economic outlook for the company deteriorates; 3) the earnings power or asset value of the company deteriorates; 4) a fundamental change causes the Manager to lose confidence in the company's potential; 5) a reversal pattern or other technical signs of ebbing strength in the price of the security are observed, or 6) superior investment opportunities exist in other securities.



The Fund's annual turnover is generally expected to be less than 100 percent. Although it is expected that the Fund will invest for long-term capital appreciation, the Manager may liquidate securities without regard to how long they have been held, if such action is considered appropriate.



The Manager will attempt to manage the Fund's risk, although there can be no assurance the Manager will be successful in this effort. The Manager seeks to reduce market risk by owning underfollowed companies with low investor expectations. The Manager seeks to manage valuation risk by purchasing companies at prices substantially below their intrinsic or private market value. The Manager seeks to manage financial risk by investing in businesses with free cash flow and strong balance sheets. Portfolio risk is managed by holding a number of securities.



In summary, the Manager believes the ESC Strategic Value Fund is a suitable investment for investors seeking long-term capital appreciation from purchasing "value" securities. The Manager expects the average holding period of its securities normally to be two to five years. The Fund is not appropriate for investors seeking to capitalize on short-term market fluctuations or for investors who would be likely to sell shares in the event of short-term declines in value. There can be no assurance that the Fund will achieve its investment objective.



The Fund's Manager is EAM. For information regarding the Manager, see "Management of the Fund."



--------------------------------------------------------------------------------



RISKS OF INVESTING IN THE FUND



The price per share of each class of the Fund will fluctuate with changes in the value of the investments held by the Fund. Additionally, an investment in the Fund may entail special risks because the Fund (a) is not required to be diversified, and (b) at times, may have substantial investments in small capitalization stocks. Investments in small companies may involve greater risks than investments in large companies due to such factors as limited product lines, markets and financial or managerial resources, and less frequently traded securities that may be subject to more abrupt price movements than securities of larger companies. As a non-diversified fund, the Fund is not subject to certain regulatory limits, including limits on the size of its positions in individual issuers. To the extent the Fund exceeds these limits, it will be more exposed to risks of particular issuers than a diversified fund. The Fund will, however, comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.



There is, of course, no assurance that the Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. As described under "The Fund" above, the Manager seeks to manage risk in a number of ways.


Other risks raised by the Funds' investments and investment practices are described below.


Foreign Securities. Investing in the securities of issuers in any foreign country, including American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar instruments, involves special risks and considerations not typically associated with investing in U.S. companies.


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                                        7

--------------------------------------------------------------------------------

These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and less liquidity. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Fund's objectives may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency, and related ADRs and EDRs, and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.


See the SAI for further information about foreign securities.



Short Sales. The Fund will incur a loss as a result of a short sale (other than a short sale against the box as defined under "Description of Securities and Investment Practices") if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases of a security can equal only the total amount invested. To limit these risks, a Fund's short sales (other than short sales against the box) will be only with respect to securities fully listed on a national securities exchange and will not at any time exceed a dollar amount equal to 25% of the Fund's net equity. Further, a Fund's short sales of securities of a single issuer will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer.



Risks of Lower Rated and Non-Investment Grade Securities. The Fund may invest in securities rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P"). These securities (and securities deemed of comparable quality by the Manager) may have speculative characteristics. The Fund may also invest in securities rated below investment grade (i.e., below Baa or BBB or the equivalent), commonly known as "junk bonds." These securities may have greater price volatility and are considered more speculative with respect to payment of principal and interest than higher rated securities. The prices of these securities tend to be more sensitive to individual corporate development and changes in economic conditions than higher rated securities, and their price


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                                        8

--------------------------------------------------------------------------------

volatility will be reflected in the Fund's share value. These securities generally also present a higher degree of credit risk. Their issuers are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during sustained periods of rising interest rates may be impaired. Because these securities are generally unsecured and frequently are subordinated to the prior payment of senior indebtedness, the risk of loss due to default on these securities is significantly greater than with investment grade securities. Further, the secondary market for junk bonds is less liquid than the market for higher grade securities. (See "Risks of Illiquid Securities," below).

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities. Illiquid securities include those on which there are legal restrictions on trading ("restricted securities") as well as those for which there is a limited trading market. These securities may be difficult for the Fund to sell and may also be difficult to value accurately, requiring a greater degree of judgment as to valuation by the Fund's Board of Directors, with a consequent effect on the Fund's share value. Securities with a limited trading market may also be more difficult to sell at a fair price.

Risks of Options Transactions. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position. If the Fund cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so. Options transactions involve, additionally, risks similar to those described below in "Risks of Futures and Related Options Transactions."


Currency Risk. Most of the foreign securities that the Fund invests in will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets. The Fund may, however, engage in foreign currency transactions to protect its portfolio against fluctuations in currency exchange rates in relation to the U.S. dollar. Such foreign currency transactions may include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. (See below.) The Fund cannot assure that these techniques will always be successful.


Foreign Currency Options. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

and seller and generally do not have as much market liquidity as exchange-traded options. Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. The Fund will not speculate in options on foreign currencies.


There is no assurance that a liquid secondary market will exist for any particular foreign currency option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If the Fund cannot close out an option that it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.


Risks of Futures and Related Options Transactions. There are several risks associated with the use of futures contracts and options on futures contracts. While the Fund's use of futures contracts and related options for hedging may protect the Fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or securities prices. There can be no guarantee that the Manager's forecasts about market values, interest rates and other applicable factors will be correct or that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged. The skills required to invest successfully in futures and options may differ from skills required to manage other assets in the Fund's portfolio. An incorrect forecast or imperfect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.


The Fund will only enter into futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or are quoted on an automated quotation system. The Fund will not enter into a futures contract if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures options positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the Fund's total assets.



The Fund may trade futures contracts and options on futures contracts on U.S. domestic markets and also on exchanges located outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency that the transaction is denominated in or the Fund could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.


Risks of Forward Foreign Currency Contracts.  The precise matching of forward

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

contracts and the value of the securities involved will not generally be possible since the future value of the securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. There can be no assurance that new forward contracts or offsets will always be available to the Fund.


Risks of Real Estate Investment Trusts ("REITS"). The Fund's investments in REITs may be subject to certain of the same risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. In addition, REITs may not be diversified. REITs are subject to the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. Also, equity REITs may be dependent upon management skill and may be subject to the risks of obtaining adequate financing for projects on favorable terms.



--------------------------------------------------------------------------------



MANAGEMENT OF THE FUND


The business and affairs of the Fund are managed under the direction of the Company's Board of Directors. The Directors are William Howard Cammack, Sr.; William Howard Cammack, Jr.; J. Bransford Wallace; Brownlee O. Currey, Jr.; and
E. Townes Duncan. Additional information about the Directors, as well as the Company's executive officers, may be found in the SAI under the heading "Management -- Directors and Officers." The Adviser continuously monitors the performance of the Fund and its Manager. Investments and investment management decisions are made by the Fund's Manager based on the Fund's investment objective and policies.

THE ADVISER: EQUITABLE SECURITIES CORPORATION

Equitable Securities Corporation, 800 Nashville City Center, 511 Union Street, Nashville, Tennessee 37219-1743, is a registered investment adviser, a registered broker-dealer, and a member of the New York Stock Exchange, Inc. Together with predecessors, the Adviser has been in business since 1930 and has operated under its present name since 1972. Through its IMES Consulting Group, the Adviser provides consulting services to clients regarding the strategic allocation of assets and the selection and monitoring of investment management firms. The Adviser serves as General Partner of several private, unregistered limited partnerships. The Company is the Adviser's first registered investment company client. The Fund's Manager, EAM, is a subsidiary of the Adviser's subsidiary, Equitable Trust Company, and is, therefore, an affiliate of the Adviser. The Adviser and its affiliates had approximately $1.3 billion under management at December 31, 1996.

For the advisory services it provides the Fund, the Adviser receives fees, payable monthly based on average daily net assets, at an annual rate of 1.25% of the Fund's average net assets. This fee is higher than that paid by most other Funds. The Manager's fees are at a maximum annual rate of 0.65% of the Fund's daily net assets with a declining schedule once assets of the Fund exceed $50 million. The Manager's fees are paid by the Adviser from its fees from the Fund. The Adviser has agreed to limit the Fund's expenses to the following percentages of the net assets of each class: 2.00% (Class A) and 2.50% (Class D).

W. Howard Cammack, Jr. has primary responsibility for the Adviser's advice to the Fund. Mr. Cammack joined the Adviser in 1979. He is presently a Managing Director, is head of the Adviser's Investment Advisory Group and is a member of the Board of Directors of the Adviser and of its wholly-owned subsidiary, Equitable Trust Company. In 1986, Mr. Cammack organized the Ad-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


viser's Investment Consulting division that he oversees. Mr. Cammack received a Bachelor's degree in history from Tulane University in 1979 and an Owner/President Management Degree from The Harvard Business School in 1996.


THE MANAGER


Equitable Asset Management, Inc. ("EAM"), 800 Nashville City Center, 511 Union Street, Nashville, Tennessee 37219-1743, is a subsidiary of Equitable Trust Company, a single-purpose financial institution chartered under Tennessee banking statutes and a wholly-owned subsidiary of the Adviser. EAM began business as an investment adviser in 1988 and at December 31, 1996 managed approximately $319 million in assets. C. Marks Hinton, Jr. has primary investment responsibility for management of the ESC Strategic Value Fund. Mr. Hinton joined Equitable Securities Corporation in August 1993 and as a Managing Director of the Firm has had primary investment responsibility for "value" equity management within EAM since January 1997. As a senior security analyst at the firm, Mr. Hinton's equity research responsibilities included manufactured housing, non-traditional finance and special situations. Prior to being associated with Equitable, Mr. Hinton was a Senior Vice President in the research department of The Principal/Eppler, Guerin & Turner, Inc. for approximately two years. Previously, as a founder and senior partner of Johnson, Rice & Company, Mr. Hinton was in charge of research operations from June 1987 until September 1991. While at Johnson, Rice & Company, Mr. Hinton specialized in "value stocks." He was responsible for publishing ValueQuest, an annual survey of "undervalued" securities. From 1984 through May 1987, he was a Vice President and, for a portion of this time, Director of Research at Howard, Weil, Labouisse & Friedrichs, Inc. specializing in energy securities. In more than three decades in the securities industry, his equity research coverage has included, in addition to the industries previously mentioned, airlines, coal, retailers, lodging, restaurants, publications, beverages and technology.



Mr. Hinton received a BBA in finance from Southern Methodist University in 1963. He is a long-time member of the Houston Society of Financial Analysts as well as a NYSE Supervisory Analyst since 1970.


THE DISTRIBUTOR

The Adviser acts as Distributor for the Funds pursuant to a Distribution
Contract.

The Fund has adopted a service and distribution plan ("Plan") with respect to each class of its shares. The Plan provides that Class A shares will pay the Distributor a fee up to an annual rate of 0.25% (which may include a 0.25% Service Fee) of the value of average daily net assets of Class A shares as reimbursement for its costs incurred for financing certain distribution and shareholder service activities related to Class A shares. The Plan provides that Class D shares will pay the Distributor amounts up to an annual rate of 0.75% (which may include a 0.25% Service Fee) of the average daily net assets of Class D shares as reimbursement for its costs incurred to finance certain distribution and shareholder service activities related to Class D Shares. Service Fees are paid to securities dealers and other financial institutions for maintaining shareholder accounts and providing related services to shareholders.

Under the Plan, the Fund pays the Distributor and other securities dealers and other financial institutions and organizations for certain shareholder service or distribution activities. Selling dealers may be paid amounts, at the end of each quarter, totaling up to 0.25%, annually, of the average daily net asset value of Class A shares and 0.75%, annually, of the average daily net asset value of Class D shares in their clients' accounts. Amounts received by the Distributor may, additionally, subject to the Plan maximums, be used to cover certain other costs and expenses related to the distribution of Fund shares and provision of service to Fund shareholders, including: (a) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (b) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; (c) costs of printing pro-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

spectuses and other materials to be given or sent to prospective investors; and
(d) such other similar services as the Directors determine to be reasonably calculated to result in the sale of shares of the Fund. The Fund will pay all costs and expenses in connection with the preparation, printing and distribution of the Prospectus to current shareholders and the operation of the Plan, including related legal and accounting fees. The Fund will not be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Plan in that year.

SERVICE ORGANIZATIONS

Payments may be made by the Fund or by the Adviser to various banks, trust companies, broker-dealers or other financial organizations (collectively, "Service Organizations") for providing administrative services for the Fund and its shareholders, such as maintaining shareholder records, answering shareholder inquiries and forwarding materials and information to shareholders. The Fund may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the shares of either class owned by shareholders with whom the Service Organization has a servicing relationship.

Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the Fund's minimum initial or subsequent investment or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

ADMINISTRATIVE SERVICES


BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS Fund Services"), 3435 Stelzer Road, Columbus, Ohio 43219, acts as the Fund's Administrator. BISYS Fund Services, Inc. ("BISYS") acts as the Fund's transfer agent and fund accounting agent. BISYS Fund Services supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers and distributes over 30 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration, and recordkeeping services in partnership with banking institutions and investment management companies.



Pursuant to an Administration Agreement with the Company, BISYS Fund Services provides certain management and administrative services necessary for the Fund's operations including: (a) general supervision of the Fund's operation including coordination of the services performed by the Adviser, Manager, custodian, independent accountants and legal counsel; (b) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports; (c) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund's officers and Board of Directors; and (d) furnishing office space and certain facilities required for conducting the Fund's business. For these services, BISYS Fund Services receives from the Fund a fee, pay-able monthly, at the annual rate of 0.15% of the Fund's average daily net assets. Pursuant to a Transfer Agency Agreement between the Company and BISYS, BISYS provides the Company with transfer services, for which it receives a fee with respect to the Fund of $15.00 per account per year, subject to a required minimum fee of $10,000, plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement between the Company and BISYS, BISYS assists the Company in calculating net asset values and provides certain other accounting services for the Fund described therein, for an annual fee of $30,000, plus out-of-pocket expenses.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OTHER EXPENSES


The Fund bears all costs of its operations other than expenses specifically assumed by the Administrator, the Adviser, the Manager or other service providers. In addition to the fees to service providers described above, the costs borne by the Fund, some of which may vary between the classes, as noted above, include: legal and accounting expenses; Directors' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of registering the Fund's shares for sale with the SEC and of complying with requirements of various state securities commissions; expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparing and distributing reports, proxy statements and prospectuses to existing shareholders. Company expenses directly attributable to the Fund or to a class are charged to the Fund or that class; other expenses are allocated proportionately among all of the funds (including the Fund) and classes in the Company in relation to the net assets of each fund and class. The organizational expenses of the ESC Strategic Value Fund are considered expenses of the Company. As such, the expenses will be allocated across all the Funds in the Company based on the relative size of each Fund.


PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory Agreement and Portfolio Management Agreement, the Manager places orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers it selects in its discretion.


In effecting purchases and sales of portfolio securities for the account of the Fund, the Manager will seek the best execution of the Fund's orders. Purchases and sales of common stocks are generally placed by the Manager with broker-dealers that, in the judgment of the Manager, provide prompt and reliable execution at favorable security prices and reasonable commission rates. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of order, sale of Fund shares and research provided to the Manager. Broker-dealers selected to execute portfolio transactions for the Fund may include affiliates of the Company, the Adviser, the Administrator, the Manager or a manager of another fund of the Company, provided the charge for any such transaction does not exceed usual and customary levels. Subject to Section 28(e) of the Securities Exchange Act of 1934, the Manager may cause the Fund to pay commissions higher than another broker-dealer would have charged if the Manager believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Manager. The Fund will not pay higher securities prices or higher mark-ups or mark-downs, in recognition of the value of research services provided by a securities dealer, on transactions with a securities dealer where the dealer sells securities to the Fund or purchases them from the Fund, on a principal basis. Purchases and sales of any portfolio debt securities for the Fund are generally placed by the Manager with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. The Fund may purchase securities during an underwriting, which will include an underwriting fee paid to the underwriter. To the extent permitted by, and subject to conditions of, applicable law and regulations, the Fund may purchase securities from an underwriting syndicate of which an affiliate of the Company, the Adviser, the Administrator or a Manager is a member (but, except in limited circumstances, not directly from such affiliate).


Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Manager may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

It is anticipated that the annual portfolio turnover rate for the Fund will not exceed 100%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


FUND SHARE VALUATION


The net asset value per share for each class of shares of the Fund is calculated at 4:00 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading, which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of shares is computed by dividing the value of net assets of each class (i.e., the value of the assets less the liabilities) by the total number of such class's outstanding shares. All expenses, including fees paid to the Adviser and BISYS, are accrued daily and taken into account for the purpose of determining the net asset value.


Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken for the exchange where the security is primarily traded. Portfolio securities that are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities that market quotations are not readily available for are valued at fair value as determined in good faith by or at the direction of the Board of Directors. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Directors. All assets and liabilities initially expressed in foreign currencies will be expressed for valuation purposes in U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.


With respect to options contracts sold by the Fund, the Fund records the premium received as an asset and equivalent liability, and thereafter adjusts the liability to the market value of the option determined in accordance with the preceding paragraph. The premium paid for an option purchased by the Fund is recorded as an asset and subsequently adjusted to market value. Open futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Directors.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PRICING OF FUND SHARES

Orders for the purchase of shares of each class will be executed at the net asset value per share of that class plus any applicable sales charge (the "public offering price") next determined after an order has been received in proper order by the Fund, or by an authorized broker, investment adviser or Service Organization and transmitted to the Fund by 4:00 p.m. Eastern Time. (See "Purchase of Fund Shares"). The sales charge on purchases of each class of shares of the Fund is as follows:

                                                               SALES CHARGE AS A      AMOUNT OF SALES
                                                                 PERCENTAGE OF        CHARGE REALLOWED
                                                              --------------------    TO DEALERS AS A
                                                               PUBLIC       NET        PERCENTAGE OF
                                                              OFFERING     AMOUNT     PUBLIC OFFERING
                       CLASS A SHARES                          PRICE      INVESTED         PRICE
                       --------------                         --------    --------    ----------------
Amount of Investment
Less than $100,000..........................................    4.50%       4.71%           4.00%
$100,000 but less than $250,000.............................    3.50%       3.63%           3.00%
$250,000 but less than $500,000.............................    2.50%       2.56%           2.25%
$500,000 but less than $1,000,000...........................    2.00%       2.04%           1.75%
$1,000,000 and over.........................................    None        None            None
CLASS D SHARES
Amount of Investment
Less than $1,000,000........................................    1.50%       1.52%           1.25%
$1,000,000 and over.........................................    None        None            None

The sales charge will not apply to shares of either class purchased by: (a) trust, investment management and other fiduciary accounts managed by the Adviser, the Manager or a manager of another fund of the Company pursuant to a written agreement; (b) any person purchasing shares with the proceeds of a distribution from a trust, investment management or other fiduciary account managed by the Adviser, the Manager or a manager of another fund of the Company pursuant to a written agreement; (c) any person purchasing shares with the proceeds of a redemption of shares of a mutual fund, other than ESC Strategic Funds, Inc., that were originally purchased with a sales load; (d) BISYS or any of its affiliates; (e) Directors or officers of the Fund; (f) directors or officers of BISYS, the Adviser, the Manager or a manager of another fund of the Company, or affiliates or bona fide full-time employees of any of the foregoing who have acted as such for not less than 90 days (including members of their immediate families and their retirement plans or accounts); or (g) retirement accounts or plans (or monies from retirement accounts or plans) for which there is a written service agreement between the Company and the Plan Sponsor, so long as such shares are purchased through the Distributor; or (h) any person purchasing shares within an asset allocation or fee based program sponsored by a financial services organization.

The sales charge also does not apply to shares sold to representatives of selling brokers and members of their immediate families. In addition, the sales charge does not apply to sales to bank trust departments, acting on behalf of one or more clients, of shares having an aggregate value equal to or exceeding $200,000.

See "Dividends, Distributions and Federal Income Tax," for an explanation of circumstances in which a sales charge paid to acquire shares of a mutual fund may not be taken into account in determining gain or loss on the disposition of those shares.


QUANTITY DISCOUNTS IN THE SALES CHARGES


The following quantity discounts shall be available to: (a) an individual, his or her spouse, and their children under the age of 21, and any trust, pension, IRA, spousal IRA, profit sharing or other benefit plan for such persons; (b) a trustee or other fiduciary of a single trust estate or a single fiduciary account; (c) a pension, profit-sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue Code of 1986, and (d) tax-exempt organizations under Section 501(c)(3) of the Code.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Right of Accumulation


The Fund permits sales charges on Class A shares to be reduced through rights of accumulation. For Class A shares, the schedule of reduced sales charges will be applicable once the accumulated value of the account has reached $100,000. For this purpose, the dollar amount of the qualifying concurrent or subsequent purchase of Class A shares of the Fund is added to the net asset value of any other Class A shares of funds in the Company owned at the time by the investor. The sales charge imposed on the Class A shares being purchased will then be at the rate applicable to the aggregate of Class A shares purchased. For example, if the investor held Class A shares of the Fund and other funds in the Company valued at $100,000 and purchased an additional $20,000 of shares of the Fund or of another fund in the Company (totaling an investment of $120,000), the sales charge for the $20,000 purchase would be at the next lower sales charge on the schedule (i.e., the sales charge for purchases over $100,000 but less than $250,000). There can be no assurance that investors will receive the cumulative discounts that they may be entitled to unless, at the time of placing their purchase order, the investors or their dealers make a written request for the discount. The cumulative discount program may be amended or terminated at any time. This particular privilege does not entitle the investor to any adjustment in the sales charge paid previously on purchases of shares of the Fund or another fund in the Company. If the investor knows that he will be making additional purchases of shares in the future, he may wish to consider executing a Letter of Intent.



  Letter of Intent



The schedule of reduced sales charges is also available to Class A investors who enter into a written Letter of Intent providing for the purchase, within a 13-month period, of Class A shares of the Fund. Shares of the Fund previously purchased during a 90-day period prior to the date of receipt by the Fund of the Letter of Intent that are still owned by the shareholder may also be included in determining the applicable reduction, provided the shareholder or the dealer notifies the Fund of such prior purchases.


A Letter of Intent permits an investor to establish a total investment goal for the Fund to be achieved by any number of investments over a 13-month period. Each investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal as if it were a single investment. A number of shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Distributor in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.


The Letter of Intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the Letter of Intent provides that a sufficient number of escrowed shares will be liquidated to reimburse the Distributor to the extent of the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Fund, increase the amount of the stated goal. In that event, shares purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase Fund shares pursuant to a Letter of Intent should carefully read the application for Letter of Intent that is available from the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


MINIMUM PURCHASE REQUIREMENTS


The minimum initial investment in the Fund is $1,000, except that the minimum is $500 for an IRA or other qualified retirement plan. Any subsequent investments must be at least $50, including an IRA or qualified retirement plan investment. All initial investments should be accompanied by a completed Purchase Application. A Purchase Application accompanies this Prospectus. However, a separate application is required for IRA and other qualified retirement plan investments. The Fund reserves the right to reject purchase orders. The officers of the Fund are authorized to waive the minimum initial and subsequent investment requirements of the Fund.


--------------------------------------------------------------------------------



PURCHASE OF FUND SHARES


All funds received by the Fund are invested in full and fractional shares of the indicated class of the Fund. Certificates for shares are not issued. BISYS maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Fund reserves the right to reject any purchase, including an exchange from another Fund of the Company.


The Fund offers investors a choice of two classes of shares that differ principally with respect to sales charges and the rate of expenses to which they are subject. Investors may select the class which better suits their investment needs.


In selecting between the classes, a prospective investor should consider the impact of the sales charge together with the cumulative effect of the Service and Distribution Fees for each class over the anticipated period of investment, as well as the effect of any sales charge waivers to which the investor may be entitled. Investors should be aware that other expenses attributable to each class may differ slightly due to the allocation to each class of certain "class specific" expenses, including distribution and marketing expenses and federal and state securities registration fees. Finally, investors should be aware that persons selling shares of the Fund may receive different levels of compensation for sales of Class A and Class D shares. See "Purchase of Fund Shares" and "Management of the Fund -- The Distributor."

An investment may be made using any of the following methods:

Through an Authorized Broker, Investment Adviser or Service
Organization. Shares are available to new and existing shareholders through authorized brokers, investment advisers and Service Organizations. To make an investment using this method, a Purchase Application must have been completed and the customer must notify the broker, investment adviser or Service Organization of the amount to be invested. The broker will then contact the Fund to place the order.

Orders received by the broker or Service Organization in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day (which is currently 4:00 p.m., Eastern time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. Written confirmation of an order should be received a few days after the broker has placed the order.

From the Distributor. Shares may be purchased directly from the Distributor by sending a completed Purchase Application together with a money order, check or other negotiable bank draft to ESC Strategic Funds, Inc., P.O. Box 182487, Columbus, Ohio 43218-2487. No third party or foreign checks will be accepted.

By Wire. Investments may be made directly through the use of wire transfers of Federal funds. An investor's bank may wire Federal funds to the Fund. In most cases, the bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. The bank will normally charge a fee for handling the transaction. A

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


completed Account Application must be overnighted to the Fund at ESC Strategic Funds, Inc. c/o BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-8021. Notification must be given to the Fund at 1-800-261-FUND (3863) prior to 4:00 p.m., Eastern time, of the wire date. Federal funds purchases will be accepted only on a day on which the Funds, the Distributor and the custodian bank are all open for business. To purchase shares by a Federal funds wire, investors should first contact the Fund for complete wiring instructions.



Other Purchase Information Requests in "proper order" must include the following documentation: (a) a letter of instruction, if required, signed by all registered owners of the shares in the exact names that they are registered in;
(b) any required signature guarantees (see "Signature Guarantees" below); and
(c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


Institutional Accounts. Bank trust departments and other institutional accounts, not subject to sales charges, may place orders directly with the Fund by telephone at 1-800-261-FUND(3863).


Automatic Investment Program. An eligible shareholder may also participate in the ESC Strategic Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. Shareholders may commence their participation in this program with a minimum initial investment of $1,000 and may elect to make subsequent investments by transfers of a minimum of $50 on either the fifth or twentieth day of each month or calendar quarter into their established Fund account. Contact the Fund for more information about the ESC Strategic Automatic Investment Program.



--------------------------------------------------------------------------------



RETIREMENT PLAN ACCOUNTS


The Fund may be used as a funding medium for IRAs and other qualified retirement plans ("Plans"). The minimum initial investment for an IRA or a Plan is $500. Completion of a special application is required in order to create such an account. Fund shares may also be purchased for IRAs and Plans established with other authorized custodians. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information about IRAs and other Plan accounts, call the Fund at 1-800-261-FUND(3863).


--------------------------------------------------------------------------------



EXCHANGE OF FUND SHARES


The Fund offers two convenient ways to exchange shares for shares of another fund in the Company. Shares of a particular class of the Fund may be exchanged only for shares of that same class in another fund, with no sales charge. Before engaging in an exchange transaction, a shareholder should obtain and read carefully a prospectus for the fund into which the exchange will occur. A shareholder may not exchange Fund shares for shares of another fund that is not qualified for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $2,000. There is no minimum for subsequent exchanges, and no service fee is imposed for an exchange. The Company may terminate or amend the terms of the exchange privilege at any time upon 60 days' notice to shareholders.


An exchange is taxable as a sale of a security and a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction. See "Dividends, Distributions and Federal Income


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Tax" for an explanation of circumstances where a sales charge paid to acquire shares of the Fund may not be taken into account in determining gain or loss on the disposition of those shares.


A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by the Fund containing the information described below.

Exchange by Mail. To exchange Fund shares by mail, shareholders should simply send a letter of instruction to the Fund. The letter of instruction must include: (a) the investor's account number; (b) the class of shares to be exchanged; (c) the name of the Fund and of the fund into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.

Exchange by Telephone. To exchange Fund shares by telephone or to ask any questions, shareholders may call the Fund at 1-800-261-FUND(3863). Please be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the class of shares to be exchanged; (c) the name of the Fund and of the fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application. The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Company reserves the right to suspend or terminate the privilege of exchanging by mail or by telephone at any time. Telephone Redemption and Telephone Exchange will be suspended for a period of 10 days following a telephonic address change.


--------------------------------------------------------------------------------



REDEMPTION OF FUND SHARES



Shareholders may redeem their shares, in whole or in part, on any business day. Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received by the Fund. See "Determination of Net Asset Value." A redemption may be a taxable transaction involving the recognition of a gain or loss.


Where the shares to be redeemed have been purchased by check, the redemption request will be held until the purchasing check has cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, the shareholder will continue to be a record owner of shares for purposes of receiving any declared dividends and will be entitled to exercise all other beneficial rights of ownership.

Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Fund may, however, take up to three days to make payment, although this will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Fund may suspend redemptions or postpone payment dates.

Redemption Methods. To ensure acceptance of a redemption request, it is important that shareholders follow the procedures described below. Although the Fund has no

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers. The Fund's services and their provisions may be modified or terminated at any time by the Fund. If the Fund terminates any particular service, it will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders. Requests in "proper order" must include the following documentation: (a) a letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered; (b) any required signature guarantees (see "Signature Guarantees" below); and (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

A shareholder may redeem shares using any of the following methods:

Through an Authorized Broker, Investment Adviser or Service Organization. The shareholder should contact his or her broker, investment adviser or Service Organization and provide instructions to redeem shares. These organizations are responsible for the prompt transmission of orders. The broker will contact the Fund and place a redemption trade. The broker may charge a fee for this service.


By Mail. Shareholders may redeem shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include: (a) the name of the Fund, class of shares and account registration of the shares being redeemed; (b) the account number; (c) the amount to be redeemed; (d) the signatures of all registered owners; and (e) if the redemption request is to be sent to someone other than the registered address, a signature guarantee is necessary by any eligible guarantor institution including members of national securities exchanges, commercial banks or trust companies, brokers-dealers, credit unions and savings associations.



By Telephone. Shareholders may redeem shares by calling the Fund toll free at 1-800-261-FUND(3863). Be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the name of the Fund and the class of shares being redeemed; and (c) the amount to be redeemed. Telephone redemptions are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application or on the Optional Services Form. The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. Telephone Redemption and Telephone Exchange will be suspended for a period of 10 days following a telephonic address change.


By Wire. Shareholders may redeem shares by contacting the Fund by mail or telephone and instructing the Fund to send a wire transmission to the shareholder's bank.


The shareholder's instructions should include: (a) the account number, social security number and account registration; (b) the name of the Fund and the class of shares being redeemed; and (c) the amount to be redeemed. Wire redemptions can be made only if the "yes" box has been checked on the shareholder's Purchase Application, and a copy is attached of a void check on an account where proceeds are to be wired. The bank may charge a fee for receiving a wire payment on behalf of its customer.


Systematic Withdrawal Plan. An owner of $12,000 or more of shares of the Fund may elect to have periodic redemptions made from his account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum payment per year is 12% of the account value at the time of the election. A sufficient number of shares to make the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.


Reinstatement Privilege. A shareholder who has redeemed shares on which a sales charge was paid may reinvest, without a sales charge, up to the full amount of such redemption at the net asset value determined at the time of the reinvestment within 30 days of the original redemption. This privilege must be effected within 30 days of the redemption. The shareholder must reinvest in the same class of the Fund and the same account from which the shares were redeemed. A redemption is a taxable transaction and gain may be recognized for Federal income tax purposes even if the reinstatement privilege is exercised. Any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, except through an adjustment in the tax basis of the shares so acquired. See "Dividends, Distributions and Federal Income Tax" for an explanation of circumstances where a sales charge paid to acquire shares of the Fund may not be taken into account in determining gain or loss on the disposition of those shares.


Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, the Fund reserves the right to redeem, on not less than 30 days' notice, a Fund account that has been reduced by a shareholder (not by market action) to $500 or less. However, if during the 30-day notice period the shareholder purchases sufficient shares to bring the value of the account above $500, the account will not be redeemed.

Redemption in Kind. All redemptions of Fund shares shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in readily marketable securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued generally. If the recipient were to sell such securities, he or she would incur brokerage charges.

Signature Guarantees. To protect shareholder accounts, the Fund and the Administrator from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, (2) a redemption of $25,000 or more, and (3) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Fund at 1-800-261-FUND (3863) for further details.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


DIVIDENDS, DISTRIBUTIONS, AND


FEDERAL INCOME TAXATION


The Fund intends to qualify annually as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, the Fund must meet certain income, distribution and diversification requirements. If the Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Fund generally will not pay any U.S. federal income or excise tax.

The Fund intends to distribute at least annually to its shareholders all of its investment company taxable income (which includes, among other items, dividends and interest, less expenses and the excess, if any, of net short-term capital gains over net long-term capital losses). The Fund also intends to distribute, at least annually, substantially all net capital gain (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against current year capital gains.

Distributions will be paid in additional Fund shares of the relevant class based on the net asset value of that class at the close of business of the payment date of the distribution, unless the shareholder elects in writing, not less than five full business days prior to the record date, to receive such distributions in cash.

Any dividend or other distribution paid by the Fund has the effect of reducing the net asset value per share on the record date by the amount thereof. Therefore, a dividend or other distribution paid shortly after a purchase of shares would represent, in substance, a return of capital to the shareholder (to the extent it is paid on the shares so purchased), even though subject to income taxes, as discussed below.

Distributions of investment company taxable income (regardless of whether derived from dividends, interest or short-term capital gains) will be taxable to shareholders as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may qualify for the deduction for dividends received by corporations. Distributions of net long-term capital gains designated by the Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund during October, November, or December of that year to shareholders of record in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.


Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss that will be long-term or short-term, generally depending upon the shareholder's holding period for the shares.


Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies when Fund shares are exchanged within 90 days after the date they were purchased for shares of another fund without payment of a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

of having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

The Fund may be required to withhold Federal income tax of 31% ("backup withholding") of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where the Fund or a shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Further information relating to tax consequences is contained in the SAI.

Shareholders will be notified annually by the Company as to the federal tax status of distributions made by the Fund. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of Fund shares in their particular circumstances.

If you elect to receive distributions in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable check or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.


--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES AND
INVESTMENT PRACTICES



U.S. Government Securities. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, that have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.


U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates issued by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

Bank Obligations. These obligations include negotiable certificates of deposit and bankers' acceptances. The Fund limits its bank investments to dollar-denominated ob-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


ligations of U.S. or foreign banks that have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the Federal Deposit Insurance Corporation.


Commercial Paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities. The Fund has established standards of creditworthiness for issuers of such investments.


Corporate Debt Securities. The Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (convertible and non-convertible bonds, corporate bonds, debentures, notes and other similar corporate debt instruments) that meet the previously disclosed minimum ratings criteria established for the Fund under the direction of the Board of Directors and the Fund's Manager or, if unrated, are in the Manager's opinion comparable in quality to corporate debt securities in which the Fund may invest. See "The Fund." The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.



Repurchase Agreements. Securities held by the Fund may be subject to repurchase agreements. A repurchase agreement is a transaction where the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. These agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized and the collateral plus accrued interest will be marked-to-market daily. The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Manager, present minimal credit risks in accordance with guidelines adopted by the Board of Directors. In the event of default by the seller under the repurchase agreement, the Fund may have problems in exercising its rights to the underlying securities and may experience time delays in connection with the disposition of such securities.


Loans of Portfolio Securities. To increase current income the Fund may lend its portfolio securities worth up to 5% of the Fund's total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned. For further information, see the SAI.


Variable and Floating Rate Obligations and Master Demand Notes. The Fund may, from time to time, buy variable or floating rate obligations issued by corporations, bank holding companies and financial institutions and similar instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year. These obligations may have demand features which permit the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The repurchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. The Fund's investments in demand instruments where the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments in illiquid instruments, will be limited to an aggregate total of 15% of the Fund's net assets.



The Fund may purchase inverse floating rate obligations with coupon rates that vary inversely to the market rate of interest of the


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


indexed instrument. To the extent the interest rate on the inverse floater varies more than the variation in the designated index, it may be deemed to be leveraged. Certain inverse floaters may also be deemed illiquid.


The Fund may also buy variable rate master demand notes. The terms of these obligations permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, the Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this Prospectus for commercial paper obligations.


Foreign Securities. The Fund may purchase foreign securities traded in the United States or in foreign markets. The Fund may invest directly in foreign equity securities and in securities represented by EDRs, ADRs and similar instruments that are developed from time to time. ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe.


There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholders. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

In addition, in an unsponsored ADR program, there may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

The Fund may invest directly in both sponsored and unsponsored U.S. dollar- or foreign currency-denominated corporate securities (including preferred or preference stock), certificates of deposit and bankers' acceptances issued by foreign banks, U.S. dollar-denominated bonds sold in the United States ("Yankee bonds"), other bonds denominated in U.S. dollars or other currencies and sold to investors outside the United States ("Eurobonds"), obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities, non-government foreign corporate debt securities and foreign, mortgage and other, asset-backed securities. There may be less information available to the Fund concerning unsponsored securities, for which the paying agent is located outside the United States. See "Risks of Investing in the Fund."

Forward Foreign Currency Transactions. The Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. See the SAI for fur-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ther information concerning forward foreign currency transactions.

Futures Contracts and Options. The Fund may purchase and sell futures contracts on securities, currencies, and indices of securities, and write and sell put and call options on securities, currencies and indices of securities as a hedge against changes in interest rates, stock prices, currency fluctuations and other market developments, provided that not more than 5% of the Fund's net assets are committed to margin deposits on futures contracts and premiums for options. See the SAI for further information about futures and options. See "Risks of Investing in the Fund" for a discussion of risks related to investing in futures and options.


Investments in Real Estate or Interests in Real Estate Investment Trusts. The Fund may invest in equity or debt real estate investment trusts ("REITs"), real estate development and real estate operating companies, and other real estate related businesses. The Fund intends to invest the REIT portion of its portfolio primarily in equity REITs, which are trusts that sell shares to investors and use the proceeds to invest in real estate or interest in real estate. A REIT may focus on particular projects, such as apartment complexes or shopping centers, or geographic regions, such as the Southeastern United States, or both. Debt REITs invest in obligations secured by mortgages on real property or interests in real property. See "Risks of Investing in the Fund" for a discussion of risks related to REITs.



Short Sales. The Fund may from time to time sell securities short. In a short sale the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. Risks associated with short sales of securities are described under "Risks of Investing in the Fund."


To complete a short sale, the Fund must arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund from the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.


The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). In addition, the Fund will place in a segregated account with its custodian an amount of cash or U.S. Government Securities equal to the difference, if any, between (a) the market value of the securities sold at the time they were sold short, and (b) any cash or U.S. Government Securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short, and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short. A maximum of 25% of the value of the Funds' net assets will be, when added together, (a) deposited as collateral in short sales and (b) allocated to segregated accounts in connection with short sales. For further limitations on the Fund's short sales, see "Risks of Investing in the Fund."



Short Sales Against the Box. The Fund may, in addition to engaging in short sales as described above, enter into a short sale of common stock where, when the short position is open, the Fund owns an equal amount of preferred stock or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of shares of the common stock sold short. This kind of short sale, which is described as one "against the box," will be


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


entered into by the Fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date, when the Fund delivers the convertible securities to close out its short position. Although, prior to delivery, the Fund will have to pay an amount equal to any dividends paid on the common stock sold short, the Fund will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The Fund will deposit, in a segregated account with its custodian, convertible preferred stocks or convertible debt securities in connection with short sales against the box.



Other: The SAI contains information on other investments and investment practices authorized for the Fund, each of which is currently expected to affect less than 5% of the Fund's assets. These investments and practices include: investing on a when-issued or delayed delivery basis; warrants; rights; investment companies and investment funds; mortgage-related securities and other asset-backed securities; structured securities; swaps; zero coupon and deferred interest obligations; pay-in-kind securities; custodial receipts, trade claims, loan participations, equity-linked securities, sovereign debt obligations, arbitrage, foreign index-linked instruments, venture capital and leveraged buy-outs.



--------------------------------------------------------------------------------



INVESTMENT RESTRICTIONS


The following restrictions are applicable to the Fund.

(1) The Fund may not purchase securities or instruments which would cause 25% or more of the market value of its total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities.

(2) The Fund may not borrow money, except that the Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes. The Fund will make no purchases if its outstanding borrowings exceed 5% of its total assets.

(3) The Fund may not make loans, except that the Fund may (a) lend its portfolio securities, (b) enter into repurchase agreements with respect to its portfolio securities, and (c) purchase the types of debt instruments described in this Prospectus or the SAI.


The foregoing investment restrictions and those described in the SAI as fundamental are policies of the Fund that may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities as described under "Other Information -- Voting."


Additionally, as a non-fundamental policy, the Fund may not invest more than 15% of the value of its net assets in investments which are illiquid, or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice).

Except for limits on borrowing and on investments in illiquid securities, if a percentage restriction on investment policies or the investment or use of assets set forth in this Prospectus are adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OTHER INFORMATION

CAPITALIZATION


ESC Strategic Funds, Inc. was organized as a Maryland corporation on November 24, 1993, and currently consists of seven separately managed portfolios, including the Fund. (The Company has one additional portfolio that is currently inactive.) The Board of Directors may establish additional portfolios in the future. The capitalization of the Company consists solely of 650 million shares of common stock with a par value of $0.001 per share. When issued, shares of the Fund are fully paid, non-assessable and freely transferable.


VOTING


Shareholders have the right to vote in the election of Directors and on any and all matters that, by law or under the provisions of the Articles of Incorporation, they may be entitled to vote on. The Company is not required to hold regular annual meetings of the Fund's shareholders and does not intend to do so. The Fund's shareholders vote separately on matters affecting only that Fund and shareholders of each class vote separately on matters affecting only that class, such as the service and distribution plan for that class.



The Company has received an order of exemption from the Securities and Exchange Commission that permits it to retain new Managers that are unaffiliated with the Adviser without obtaining shareholder approval.


The Articles of Incorporation provide that the holders of not less than a majority of the outstanding shares of the Company may remove a person serving as Director. The Directors are required to call a meeting for the purpose of considering the removal of a person serving as Director if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Company. See "Other Information -- Voting Rights" in the SAI.

Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of the Fund, a class or the Company, as applicable, means the vote of the lesser of: (1) 67% of the shares of the Fund (a class or the Company) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (a class or the Company).

PERFORMANCE INFORMATION

The Fund may, from time to time, include the yield and total return for shares (including each class) in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yield and total return of the Fund are mandated by the SEC.

Quotations of "yield" will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share for each class on the last day of the period.


Quotations of yield reflect the Fund's (and its classes') performance only during the particular period on which the calculations are based. Yields will vary based on changes in market conditions, the level of interest rates and the level of the Fund's and each class's expenses, including class-specific expenses, and no reported performance figure should be considered an indication of performance that may be expected in the future. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in shares of the Fund (or class) over periods of 1, 5 and 10 years (up to the life of the Fund), reflect the deduction of a proportional share of Fund (and class-specific expenses) on an annual basis, and assume that all dividends and distributions are reinvested when paid.


Performance information for the Fund may be compared to various unmanaged indices,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

such as the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, indices prepared by Lipper Analytical Services, and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Fund, see the SAI.

ACCOUNT SERVICES

All transactions in shares of the Fund will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Fund has been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.


BISYS, an affiliate of the Company's Administrator, provides fund accounting functions for the Fund, and provides personnel and facilities to perform shareholder servicing and transfer agency-related services for the Company.


SHAREHOLDER INQUIRIES


All shareholder inquiries should be directed to ESC Strategic Funds Inc., P.O. Box 182487, Columbus, Ohio 43218-2487.


General and Account Information:
(800) 261-FUND(3863).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

APPENDIX
DESCRIPTION OF BOND RATINGS

DESCRIPTION OF MOODY'S BOND RATINGS:

Excerpts from Moody's description of its bond ratings are listed as follows:
AAA -- judged to be the best quality and they carry the smallest degree of investment risk; AA -- judged to be of high quality by all standards -- together with the Aaa group, they comprise what are generally known as high grade bonds; A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; BAA -- considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured -- interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; BA -- judged to have speculative elements, their future cannot be considered as well assured; B -- generally lack characteristics of the desirable investment; CAA -- are of poor standing -- such issues may be in default or there may be present elements of danger with respect to principal or interest; CA -- speculative in a high degree, often in default; C -- lowest rated class of bonds, regarded as having extremely poor prospects.

Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security meets all of the criteria for a particular rating and is at the high end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

Excerpts from S&P's description of its bond ratings are listed as follows:
AAA -- highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA -- has a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A -- has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- has an adequate capacity to pay interest and repay principal; whereas issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C -- have significant speculative characteristics with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and C the lowest within the speculative rating categories. D -- in payment default -- the "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF SHORT-TERM MUNICIPAL OBLIGATIONS

Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the difference between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity. Ratings categories for securities in these groups are as follows: MIG 1/VMIG 1 -- denotes best quality, there is present strong protection by established cash flows, superior liquidity support or demonstrated

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

broad-based access to the market for refinancing; MIG 2/VMIG 2 -- denotes high quality, margins of protection are ample although not as large as in the preceding group; MIG 3/VMIG 3 -- denotes favorable quality, all security elements are accounted for but there is lacking the undeniable strength of the preceding grades; MIG 4/VMIG 4 -- denotes adequate quality, protection commonly regarded as required of an investment security is present, but there is specific risk; SQ -- denotes speculative quality, instruments in this category lack margins of protection.

DESCRIPTION OF MOODY'S COMMERCIAL
PAPER RATINGS:

Excerpts from Moody's commercial paper ratings are listed as follows:
PRIME-1 -- issuers (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations; PRIME-2 -- issuers (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations; PRIME-3 -- issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations; NOT PRIME -- issuers rated Not Prime do not fall within any of the Prime categories.

DESCRIPTION OF S&P'S RATINGS FOR
CORPORATE AND MUNICIPAL BONDS:

INVESTMENT GRADE RATINGS: AAA -- the highest rating assigned by S&P -- capacity to pay interest and repay principal is extremely strong; AA -- has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree; A -- has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- has an adequate capacity to pay interest and repay principal -- whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATINGS: BB, B, CCC, CC, C -- debt rated in these categories is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal -while such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; CI -- reserved for income bonds on which no interest is being paid; D -- in default, and payment of interest and/or repayment of principal is in arrears. PLUS (+) OR MINUS
(-) -- the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S RATING FOR
MUNICIPAL NOTES AND SHORT-TERM
MUNICIPAL DEMAND OBLIGATIONS

Rating categories are as follows: SP-1 -- has a strong capacity to pay principal and interest -- those issues determined to possess very strong safety characteristics will be given a plus (+) designation; SP-2 -- has a satisfactory capacity to pay principal and interest, with vulnerability to adverse economic conditions; SP-3 -- has a speculative capacity to pay principal and interest.

DESCRIPTION OF S&P'S RATINGS FOR
SHORT-TERM CORPORATE DEMAND
OBLIGATIONS AND COMMERCIAL PAPER:

An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Excerpts from S&P's description of its commercial paper ratings are listed as follows: A-1 -- the degree of safety regarding timely payment is strong -- those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation; A-2 -- satisfactory capacity for timely payment on issues with this designation -- however, the relative degree of safety is not as high as for issues designated "A-1;" A-3 -- has adequate capacity for timely payment -- however, is more vulnerable to the adverse effects of changing economic circumstances than obligations carrying the higher designa-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

tions; B -- has significant speculative characteristics regarding capacity for timely payment; C -- doubtful capacity for payment; D -- in payment default -- the "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                  ADDRESS FOR:



                       [LOGO] ESC STRATEGIC VALUE FUND

                                 A PORTFOLIO OF
                           ESC STRATEGIC FUNDS, INC.
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                        GENERAL AND ACCOUNT INFORMATION:
                              (800) 261-FUND(3863)

                       INVESTMENT ADVISER AND DISTRIBUTOR
                        Equitable Securities Corporation
                           800 Nashville City Center
                                511 Union Street
                        Nashville, Tennessee 37219-1743

                                 ADMINISTRATOR

                              BISYS FUND SERVICES
                              125 West 55th Street
                            New York, New York 10019

                                   CUSTODIAN

                       Investors Fiduciary Trust Company
                              127 West 10th Street
                          Kansas City, Missouri 64105

                                    COUNSEL

                             Dechert Price & Rhoads
                              1500 K Street, N.W.
                             Washington, D.C. 20005

                            INDEPENDENT ACCOUNTANTS

                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

--------------------------------------------------------------------------------

                            ESC STRATEGIC VALUE FUND
                                 A PORTFOLIO OF
                           ESC STRATEGIC FUNDS, INC.
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                GENERAL AND ACCOUNT INFORMATION: (800) 261-3863


                      EQUITABLE SECURITIES CORPORATION --
                       INVESTMENT ADVISER AND DISTRIBUTOR

                             BISYS FUND SERVICES -
            ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING AGENT

                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information ("SAI") describes ESC Strategic Value Fund (the "Fund"), one of seven funds offered by ESC Strategic Funds, Inc. (the "Company"). The Fund is advised by Equitable Securities Corporation (the "Adviser"). Its portfolio manager is Equitable Asset Management (the "Manager"), an affiliate of the Adviser. See "Management." Shares of the Fund are sold to the public by the Distributor as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of the Adviser or its affiliates.

     The Company is offering an indefinite number of shares of each class of the Fund.

     This SAI is not a prospectus and is authorized for distribution only when preceded or accompanied by the prospectus for the Fund dated _______________, 199_ (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by writing or calling the Fund at the address and information numbers printed above.

____________, 199_

                               TABLE OF CONTENTS

                                                                        PAGE NO.


INVESTMENT POLICIES ......................................................   4
      Bank Obligations ...................................................   4
      Commercial Paper ...................................................   4
      Corporate Debt Securities ..........................................   4
      Repurchase Agreements ..............................................   5
      Variable and Floating Rate Demand and Master Demand Notes. .........   5
      Inverse Floaters ...................................................   5
      Loans of Portfolio Securities ......................................   6
      Foreign Securities .................................................   6
      Forward Foreign Currency Exchange Contracts ........................   6
      Stock Index Futures Contracts ......................................   7
      Option Writing and Purchasing ......................................   7
      Options on Futures Contracts .......................................   8
      Risks of Futures and Options Investments ...........................   9
      Limitations on Futures Contracts and Options on Futures Contracts ..   9
      Warrants and Rights ................................................   9
      Investment Companies and Investment Funds ..........................   9
      Forward Commitments and When-Issued Securities .....................  10
      Mortgage-Related Securities ........................................  10
      Mortgage-Backed Security Rolls .....................................  12
      Other Asset-Backed Securities ......................................  12
      Custodial Receipts .................................................  15
      Loan Participations ................................................  16
      Pay-in-Kind Bonds ..................................................  16
      Trade Claims .......................................................  16
      Equity-Linked Securities ...........................................  16
      PERCS ..............................................................  17
      ELKS ...............................................................  17
      LYONs ..............................................................  17
      Sovereign Debt Obligations .........................................  18
      Brady Bonds ........................................................  19
      Arbitrage ..........................................................  19
      Foreign Index-Linked Instruments ...................................  19
      Venture Capital ....................................................  19
      Leveraged Buyouts ..................................................  20


INVESTMENT RESTRICTIONS ..................................................  21


MANAGEMENT ...............................................................  23
      Directors and Officers .............................................  23
      Investment Adviser .................................................  24
      The Manager ........................................................  25
      Distribution of Fund Shares ........................................  25
      Administrative Services ............................................  26
      Service Organizations ..............................................  26

DETERMINATION OF NET ASSET VALUE .........................................  27


PORTFOLIO TRANSACTIONS ...................................................  27
      Portfolio Turnover .................................................  28


TAXATION .................................................................  29


OTHER INFORMATION ........................................................  34
      Capitalization .....................................................  34
      Voting Rights ......................................................  34
      Custodian, Transfer Agent and Dividend Disbursing Agent ............  35
      Yield and Performance Information ..................................  35
      Independent Accountants ............................................  36
      Counsel ............................................................  36
      Registration Statement .............................................  36

                              INVESTMENT POLICIES

     The Prospectus discusses the investment objective of the Fund and the policies to be employed to achieve that objective. This section contains supplemental information concerning certain types of securities and other instruments that the Fund may invest in, the investment policies and portfolio strategies that the Fund may utilize, and certain risks attendant to such investments, policies and strategies.

     Bank Obligations. These obligations include negotiable certificates of deposit and bankers' acceptances. A description of the bank obligations that the Fund may purchase are set forth in the Prospectus. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.

     Commercial Paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by the Fund must meet the Fund's minimum rating criteria.

     Corporate Debt Securities. Fund investments in these securities are limited to corporate debt securities (convertible and non-convertible corporate bonds, debentures, notes and similar corporate debt instruments) that meet the Fund's rating criteria. Unlike a nonconvertible corporate obligation, a convertible corporate obligation may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities, are senior to common stock in an issuer's capital structure and generally entail less risk than the issuer's common stock, although the extent that the risk is reduced depends in large measure upon a variety of factors, including the creditworthiness of the issuer and its overall capital structure.

     After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Manager will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or another rating agency may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

     Repurchase Agreements. The Fund may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The Manager will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Fund may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.


     Variable and Floating Rate Demand and Master Demand Notes. The Fund may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar instruments issued by government agencies and instrumentalities. These securities will typically have a maturity in the 5 to 20 year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day maturity.

     The Fund may also buy variable rate master demand notes. The terms of these obligations permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The Fund has no limitations on the type of issuer from whom the notes will be purchased. However, in connection with such purchase and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation where all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated, the Fund may, under its minimum rating standards, invest in them only if at the time of an investment the issuer meets the criteria set forth in the Prospectus for other comparable debt obligations.

     Floating rate demand and master demand notes are similar to variable rate instruments except that their interest rates vary with a designated market index or market rate, such as the coupon equivalent of the U.S. Treasury bill rate.

     Inverse Floaters. Inverse floating rate obligations are fixed-income securities, that have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity.

     Loans of Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 5% of the total assets of the Fund.

     The Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

     Foreign Securities. As described in the Prospectus, changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

     Since the Fund may invest in securities denominated in currencies other than the U.S. dollar, and since the Fund may, for various periods pending investment for non speculative purposes, hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates will influence values of securities in the Fund's portfolio, from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     Stock Index Futures Contracts. The Fund may enter into stock index futures contracts in order to protect the value of its common stock investments. A stock index futures contract is an agreement where one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level where the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

     The Fund intends to utilize stock index futures contracts only for the purpose of attempting to protect the value of its common stock portfolio in the event of a decline in stock prices and, therefore, usually will be a seller of stock index futures contracts. This risk management strategy is an alternative to selling securities in the portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect the Fund against an increase in prices of stocks which the Fund intends to purchase. If the Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract that may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Fund also may buy or sell stock index futures contracts to close out existing futures positions.

     Option Writing and Purchasing. The Fund may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. The Fund may also purchase put and call options. The Fund will not write covered calls on more than 5% of its portfolio, and the Fund will not write covered calls with strike prices lower than the underlying securities' cost basis on more than 5% of its total portfolio. The Fund may not invest more than 5% of its total assets in option purchases.

     A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     The Fund may sell "covered" put and call options as a means of hedging the price risk of securities in the Fund's portfolio. The sale of a call option against an amount of cash equal to the put's potential liability constitutes a "covered put." When a Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised and the Fund will realize as profit the premium paid for such option. When a call option of which the Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

     Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation. There is also a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange- traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market marker. This information is carefully monitored by the Manager and verified in appropriate cases. OTC options transactions will be made by the Fund only with recognized U.S. Government securities dealers.

     It may be the Fund's policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of the Fund purchasing an option having the same terms as the option sold by the Fund and has the effect of canceling the Fund's position as a seller. The premium that the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by the Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund's portfolio turnover rate may increase, resulting in a possible increase in short-term capital gains and a possible decrease in long-term capital gains.

     Options on Futures Contracts. The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions to attempt to gain additional protection against the effects of equity market fluctuations. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

     The Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

     The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. The Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

     The Fund may write a call option on a futures contract in order to hedge against a decline in the prices of the index or securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, that would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, the Fund would pay more than the market price for the underlying securities or index units. The net cost to the Fund would be reduced, however, by the premium received on the sale of the put, less any transactions costs.

     Risks of Futures and Options Investments. The Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while the Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for the Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund's portfolio. Further, although the Manager may engage in transactions with respect to index-based futures contracts if the Manager believes a correlation exists between price movements in the index and in the Fund's portfolio securities, such a correlation is not likely to be perfect because the Fund's portfolio is not likely to duplicate the index, making the futures contract an imperfect hedge.

     Limitations on Futures Contracts and Options on Futures Contracts. The Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount that any such positions are "in-the-money," would not exceed 5% of the Fund's total assets.

     Warrants and Rights. The Fund may invest up to 5% of its net assets in warrants or rights (other than those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if the equity securities are deemed appropriate by the Manager for inclusion in the Fund's portfolio.

     Investment Companies and Investment Funds. The Fund is permitted to invest in shares of other open-end or closed-end investment companies. The Investment Company Act of 1940, as amended, generally prohibits the Fund from acquiring more than 3% of the outstanding voting shares of another investment company and limits such investments to no more than 5% of the Fund's total assets in any one investment company and no more than 10% in any combination of investment companies. The Act also prohibits the Fund and other funds of the Company or having the same Adviser or Manager from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

     To the extent the Fund invests a portion of its assets in investment companies, those assets will be subject to the expenses of any such investment company as well as to the expenses of the Fund itself. The Fund may not purchase shares of any affiliated investment company except as permitted by SEC Rule or Order.

     Some emerging market countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in those countries is permitted by certain emerging market countries through investment funds. Any investment by the Fund in these investment funds would be subject to applicable law. Under certain circumstances, an investment in an investment fund will be subject to the additional limitations that apply to investments in investment companies. Such investment funds also involve an extra layer of expenses in addition to those of the Fund. Additionally such investment may carry U.S. tax consequences. See "Taxation" section for further explanation.

     Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if the Fund holds, and maintains until the settlement date in a segregated account cash, or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although the Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Although the Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Manager deems it appropriate to do so. The Fund may realize short-term profits or losses upon such sales.

     Mortgage-Related Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages where payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate ("CPR"), or other similar models that are standard in the industry will be used by the Fund in calculating maturity for purposes of its investment in mortgage-related securities. Because the average life of mortgage-related securities may lengthen with increases in interest rates, the portfolio-weighted average life of the securities that the Fund is invested in at times lengthen due to this effect. Under these circumstances, the Manager may, but is not required to, sell securities in order to maintain an appropriate portfolio-weighted average life.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (such as securities guaranteed by the Government National Mortgage Association ("GNMA"); or guaranteed by agencies or instrumentalities of the U.S. Government (such as securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), that are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, that may be issued by governmental entities, private insurers or the mortgage poolers.

     The Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMO's may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. CMOs may be issued by government and non-governmental entities. Some CMOs are debt obligations of FHLMC issued in multiple classes with different maturity dates secured by the pledge of a pool of conventional mortgages purchased by FHLMC. Other types of CMOs are issued by corporate issuers in several series, with the proceeds used to purchase mortgages or mortgage pass-through certificates. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. To the extent a particular CMO is issued by an investment company, the Fund's ability to invest in such CMOs will be limited. See "Investment Restrictions" in the SAI.

     REMICs: A REMIC is a CMO that qualifies for special tax treatment under the code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

     Parallel Pay Securities; PAC Bonds: Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, that must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date.
PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

     The Fund may also invest in Stripped Mortgage-Backed Securities ("SMBS"), derivative multi-class mortgage securities issued by U.S. Government agencies or instrumentalities or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and their special purpose subsidiaries.

     SMBS generally have two classes: one (the "IO" class) entitles the holders to receive distributions consisting solely or entirely of all or a portion of interest payments from the underlying pool of mortgages or mortgage-backed securities ("mortgage assets"); the other (the "PO") class entitles the holders to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying mortgage asset pool. The cash flows and yields on IO and PO classes are considerably more sensitive to changes in the rate of principal payments (including prepayments) on the underlying mortgage assets than an investment in a traditional mortgage-backed security, thus exposing the Fund to more risk.

     Mortgage-Backed Security Rolls. The Fund may enter into "forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, that is considered to be a borrowing by the Fund, the Fund will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (i) the risk of prepayment prior to maturity, (ii) the possibility that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll, and (iii) the possibility that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities. Upon entering into a mortgage-backed security roll, the Fund will be required to place cash, U.S. Government Securities or other high-grade debt securities in a segregated account with its Custodian in an amount equal to its obligation under the roll.

     Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different from the stated maturity of the security.

     It is anticipated that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above.

     As new types of mortgage-related securities are developed and offered to investors, the Manager will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     Other Asset-Backed Securities. Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, that represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, known as collateralized obligations that are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

     Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

     The market for asset-backed securities is at a relatively early state of development. Accordingly, there may be a limited secondary market for such securities. Some of the asset-backed securities in which the Fund may invest are described below. Certificates for Automobile Receivables ("CARS"). CARS represent undivided fractional interests in a trust ("trust') whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are "passed through" monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying sales contracts are subject to prepayment, that may reduce the overall return to certificate holders. If the letter of credit is exhausted, certificate holders may also experience delays in payment or losses on CARS if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. For asset-backed securities, the industry standard uses a principal prepayment model, the "ABS Model," which is similar to the PSA model described previously under "Mortgage-Related Securities." Either the PSA model, the ABS model or other similar models that are standard in the industry will be used by the Fund in calculating the maturity for purposes of its investment in asset-backed securities.

     Structured Investments. Structured Investments are derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the Investment Company Act of 1940. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. The Fund will purchase structured investments in trusts that engage in such swaps only where the counterparties are approved by the Manager in accordance with credit-risk guidelines established by the Board of Directors.

     Structured Notes. Structured Notes are derivatives where the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Fund to tailor its investments to the specific risks and returns the Manager wishes to accept while avoiding or reducing certain other risks.

     Swaps. Swap contracts are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specific index and agreed upon notional amount. The term specified index includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount.

     The Fund will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two returns. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. The Fund will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Fund's Board of Directors.

     Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund's risk of loss consists of the net amount of interest payments that a portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

     Zero Coupon Securities and Deferred Interest Obligations. The Fund may invest in zero coupon securities and deferred interest obligations issued by the U.S. Treasury or by private issuers such as domestic or foreign corporations. Zero coupon U.S. Treasury securities include: (1) U.S. Treasury bills without interest coupons, (2) U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and (3) receipts or certificates representing interests in such stripped debt obligations or coupons. Zero coupon securities and deferred interest obligations usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current payments of interest. An additional risk of private-issuer zero coupon securities and deferred interest obligations is the credit risk that the issuer will be unable to make payment at maturity of the obligations.

     While zero coupon securities do not require the periodic payment of interest, deferred interest obligations generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest obligation, a typical period is approximately one-third of the obligation's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. With zero coupon securities, however, the lack of periodic interest payments means that the interest rate is "locked in" and the investor avoids the risk of having to reinvest periodic interest payments in securities having lower rates.

     Because the Fund accrues taxable income from zero coupon and deferred interest securities without receiving cash, the Fund may be required to sell portfolio securities in order to pay dividends or redemption proceeds for its shares, which require the payment of cash. This will depend on several factors; the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund, and the amount of cash income the Fund receives from other investments and the sale of shares. In either case, cash distributed or held by the Fund that is not reinvested by investors in additional Fund shares will hinder the Fund from seeking current income.

     Custodial Receipts. The Fund may acquire U.S. Government Securities and their unmatured interest coupons that have been separated (stripped) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government Securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts (TIGRs) and Certificate of Accrual on Treasury Securities (CATS). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government Securities for federal tax and securities purposes. In the case of CATS and TIGRs, the IRS has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Fund. CATS and TIGRs are not considered U.S. Government Securities by the Staff of the SEC, however. Further, the IRS' conclusion is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Fund. The Company is not aware of any binding legislative, judicial or administrative authority on this issue.

     Loan Participations. Through a loan participation, the Fund can buy from a lender a portion of a larger loan that it has made to a borrower. By buying loan participations, the Fund may be able to acquire interests in loans from financially strong borrowers that the Fund could not otherwise acquire. These instruments are typically interests in floating or variable rate senior loans to U.S. corporations, partnerships, and other entities. Generally, loan participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution. While loan participations generally trade at par value, if the borrowers have credit problems, some may sell at discounts. To the extent that borrower's credit problems are resolved, the loan participations may then appreciate in value. These loan participations, however, carry substantially the same risk as that for defaulted debt obligations and may cause loss of the entire investment. Most loan participations are illiquid and therefore will be included in the Fund's limitation on illiquid investments.

     Pay-in-Kind Bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The Fund will be deemed to receive interest over the life of the bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature.

     Trade Claims. The Fund may invest in trade claims. Trade claims are interest in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. For purchasers such as the Fund, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.

     An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

     Equity-Linked Securities. The Fund may invest in equity-linked securities, including, among others, PERCS, ELKS or LYONs, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is impossible to predict whether the price of the underlying common stock will rise or fall. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part.
In addition, it is not possible to predict how equity-linked securities will trade in the secondary market. The market for such securities may be shallow, and high volume trades may be possible only with discounting. In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuer of equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

     The following are three examples of equity-linked securities. The Fund may invest in the securities described below or other similar equity-linked securities.

     PERCS. Preferred Equity Redemption Cumulative Stock ("PERCS") technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, the Fund may be compensated with a substantially higher dividend yield than that on the underlying common stock.

     ELKS. Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, the Fund may be compensated with the higher yield, contingent on how well the underlying common stock does.

     LYONs. Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, the Fund will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better, or, at the option of the holder, upon certain fixed dates.
The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. The Fund will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors, like the Fund, when it appears that they will increase in value due to the rise in value of the underlying common stock.

     Sovereign Debt Obligations. The Fund may invest in debt obligations of foreign governments. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities.
The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rates and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

     The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, that may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

     As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

     Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to default on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (see below) and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities that the Fund may invest in will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

     Brady Bonds. The Fund may invest in Brady Bonds which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas P. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by the Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings

     Arbitrage. The Fund may sell in one market a security which it owns and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences between the prices of the security in the different markets. Although the Fund does not actively engage in arbitrage, such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of the Fund.

     Foreign Index-Linked Instruments. As part of its investment program, and to maintain greater flexibility, the Fund may invest in instruments which have the investment characteristics of particular foreign securities, securities indexes, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

     A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. The risks of such investments would reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument. Tax considerations may limit the Fund's ability to invest in foreign index-linked instruments.

     Venture Capital. The Fund may invest in venture capital limited partnerships and venture capital funds that, in turn, invest principally in securities of early stage, developing companies. Investments in venture capital limited partnerships and venture capital funds present a number of risks not found in investing in established enterprises including the facts that such a partnership's or fund's portfolio will be composed almost entirely of early-stage companies that may lack depth of management and sufficient resources, that may be marketing a new product for which there is no established market, and that may be subject to intense competition from larger companies. Any investment in a venture capital limited partnership or venture capital fund will lack liquidity, will be difficult to value, and the Fund will not be entitled to participate in the management of the partnership or fund. If for any reason the services of the general partners of a venture capital limited partnership were to become unavailable, such limited partnership could be adversely affected.

     In addition to investing in venture capital limited partnerships and venture capital funds, the Fund may directly invest in early-stage, developing companies. The risks associated with investing in these securities are substantially similar to the risks set forth above. The Fund will typically purchase equity securities in these early-stage, developing companies; however from time to time, the Fund may purchase non-investment grade debt securities in the form of convertible notes.

     Such investments involve costs at the venture capital level which are in addition to those of the Fund.

     Leveraged Buyouts. The Fund may invest in leveraged buyout limited partnerships and funds that, in turn, invest in leveraged buyout transactions ("LBOs"). An LBO, generally, is an acquisition of an existing business by a newly formed corporation financed largely with debt assumed by such newly formed corporation to be later repaid with funds generated from the acquired company. Since most LBOs are by nature highly leveraged (typically with debt to equity ratios of approximately 9 to 1), equity investments in LBOs may appreciate substantially in value given only modest growth in the earnings or cash flow of the acquired business. Investments in LBO partnerships and funds, however, present a number of risks. Investments in LBO limited partnerships and funds will normally lack liquidity and may be subject to intense competition from other LBO limited partnerships and funds. Additionally, if the cash flow of the acquired company is insufficient to service the debt assumed in the LBO, the LBO limited partnership or fund could lose all or part of its investment in such acquired company.

     Non-Publicly Traded Securities; Rule 144A Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limitation on the purchase of illiquid securities, unless the Fund's governing Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Fund in Rule 144A Securities.
The Board may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any determination regarding liquidity.

      Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. The Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.


                            INVESTMENT RESTRICTIONS

      The following restrictions are fundamental policies of the Fund, and except as otherwise indicated, may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, as defined in the Investment Company Act of 1940 ("1940 Act"), means the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting shares of the Fund.

      The Fund may not:

           (1) Borrow money except that the Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes, provided that the Fund may make no purchases if its outstanding borrowings exceed 5% of its total assets;

           (2) Invest in real estate, provided that the Fund may invest in readily marketable securities (except limited partnership interests) of issuers that deal in real estate and securities secured by real estate or interests therein and the Fund may hold and sell real estate (a) used principally for its own office space or (b) acquired as a result of the Fund's ownership of securities;

           (3) Engage in the business of underwriting securities of other issuers, except to the extent that the purchase of securities directly from the issuer (either alone or as one of a group of bidders) or the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

           (4) Make loans, except that the Fund may (a) lend its portfolio securities, up to 5% (b) enter into repurchase agreements and (c) purchase the types of debt instruments described in the Prospectus or the SAI;

           (5) Purchase securities or instruments which would cause 25% or more of the market value of the Fund's total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities;

           (6) Issue any senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and provided that collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

           (7) Purchase or sell commodity contracts, except that the Fund may invest in futures contracts and in options related to such contracts (for purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities).

      For purposes of investment restriction number 5 public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities.

      The following policies of the Fund are non-fundamental and may be changed by the Board of Directors without shareholder approval. These policies provide that the Fund, except as otherwise specified, may not:

      (a) Invest in companies for the purpose of exercising control or management;

      (b) Knowingly purchase securities of other investment companies, except
(i) in connection with a merger, consolidation, acquisition, or reorganization; and (ii) the Fund may invest up to 10% of its total assets in shares of other investment companies;

      (c) Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

      (d) Mortgage, pledge, or hypothecate any of its assets, except that the Fund may pledge not more than 15% of the current value of its total net assets;

      (e) Purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, the Adviser, the Manager, the Administrator, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

      (f) Invest more than 5% of its net assets in warrants which are unattached to securities; included within that amount, no more than 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges;

      (g) Write, purchase or sell puts, calls or combinations thereof, except as described in the Prospectus or SAI;

      (h) Invest more than 15% of the value of its net assets in investments which are illiquid, or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice); or

     (i) Invest in oil, gas or other mineral exploration or development programs, although it may invest in issuers that own or invest in such programs.


                                   MANAGEMENT

DIRECTORS AND OFFICERS

     The principal occupations of the Directors and executive officers of the Company for the past five years are listed below. The address of each, unless otherwise indicated, is 230 Park Avenue, New York, New York 10169. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.





NAME, ADDRESS AND AGE             POSITION         WITH       PRINCIPAL OCCUPATION
---------------------             ---------------------       --------------------
                                  COMPANY
                                  -------
William Howard Cammack,           Director          and       Equitable Securities Corporation
Sr.                               President                   Chairman and Managing Director.
800 Nashville
City Center
511 Union Street
Nashville, TN 37219-1743
Age: 65

William Howard Cammack,           Director          and       Equitable Securities Corporation -
Jr.                               Treasurer                   Managing Director
800 Nashville
City Center
511 Union Street
Nashville, TN 37219-1743
Age: 39

J. Bransford Wallace              Director                    Willis Coroon Corporations
26 Century Boulevard                                          (insurance) - Vice Chairman
Nashville, TN 37214                                           (1994); Chairman (1992-93);
Age: 64                                                       various positions since prior to
                                                              1989.
Brownlee O. Currey, Jr.           Director                    Osborn Communications, Inc. -
1100 Broadway                                                 Chairman; Nashville Banner
Nashville, TN 37203                                           Publishing Company - President.
Age: 68

E. Townes Duncan                  Director                    Comptronix Corporation (contract
Three Maryland Farms                                          manufacturing) - Chairman and
Suite 140                                                     Chief Executive Officer (1993-
Brentwood, TN 37027                                           present); Massey Burch Investment
Age: 43                                                       Group (venture capital) -

Carrie Zuckerman                  Secretary                   Manager Legal  Services,
Age: 29                                                       BISYS Fund Services since January,
                                                              1997.  Prior thereto, Associate
                                                              Director, Furman Selz LLC

John McAllister                   Assistant                   Equitable Securities Corporation-
Age:                              Secretary                   Senior Vice President (1990-present).
                                                              Copyright Management, Inc. -
                                                              Analyst (1988-1989).

Alaina Metz                       Assistant                   Chief Administrative
Age: 29                           Secretary                   Officer, BISYS Fund Services since


NAME, ADDRESS AND AGE             POSITION         WITH       PRINCIPAL OCCUPATION
---------------------             ---------------------       --------------------
                                  COMPANY
                                  -------
                                                              September 1995.  Prior thereto,
                                                              Supervisor of Blue Sky Department
                                                              at Alliance Capital Management
                                                              from May 1989 to June 1995.

Bruce Treff                       Assistant                   Counsel, BISYS Fund Services since
Age: 30                           Treasurer                   September 1995.  Priorthereto,
                                                              Supervisor of Blue Sky Department
                                                              at Alliance Capital Management
                                                              from May 1989 to June 1995.
Sean Kelly                        Assistant                   [TO BE PROVIDED]
Age:                              Treasurer

(1) William Howard Cammack, Sr. and William Howard Cammack, Jr. are father and son.

     Directors of the Company not affiliated with the Adviser, the Manager, a manager of another fund of the Company, or the Administrator receive from the Company an annual retainer of $2,000 and a fee of $250 for each Board of Directors and Board committee meeting of the Company attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are affiliated with the Adviser, the Manager, another manager of a fund of the Company, or the Administrator do not receive compensation from the Company.

                             DIRECTOR COMPENSATION
                     (FOR FISCAL YEAR ENDED MARCH 31, 1996)


                                                                      TOTAL
                                         PENSION OR                COMPENSATION
                                         RETIREMENT    ESTIMATED       FROM
                           AGGREGATE      BENEFITS       ANNUAL     REGISTRANT
                          COMPENSATION     ACCRUED      BENEFITS     AND FUND
                              FROM       AS PART OF       UPON     COMPLEX PAID
NAME OF PERSON, POSITION   REGISTRANT   FUND EXPENSES  RETIREMENT  TO DIRECTORS
------------------------  ------------  -------------  ----------  ------------

J. Bransford Wallace        $6,000            0            N/A        $6,000

Brownlee O. Currey, Jr.     $7,000            0            N/A        $7,000

E. Townes Duncan            $7,000            0            N/A        $7,000


INVESTMENT ADVISER

     Equitable Securities Corporation (the "Adviser") 511 Union Street, Nashville, Tennessee 37219-1743, serves as investment adviser to the Fund, providing overall supervision of the Manager. For these services, the Adviser receives from the Fund a fee at an annual rate of 1.25% of the Fund's average daily net assets. Out of these fees, the Adviser pays fees of the Manager.

     Under the terms of the Investment Advisory Agreement between the Company and the Adviser ("Agreement"), the investment advisory services of the Adviser to the Fund are not exclusive. The Adviser is free to, and does, render investment advisory services to others.

     The Agreement was approved with respect to the Fund by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of any such parties, at its meeting held on January 14, 1997, and by the sole shareholder of the Fund on January 14, 1997. The Agreement will continue in effect with respect to the Fund for a period of more than two years from the date of its execution, only as long as such continuance is approved at least annually (i) by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Board of Directors and (ii) by a majority of the Directors who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Agreement may be terminated at any time without penalty by vote of the Directors (with respect to the Company or the Fund) or, with respect to the Fund, by vote of the Directors or the shareholders of the Fund, or by the Adviser, on 60 days written notice by either party to the Agreement and will terminate automatically if assigned.

THE MANAGER

     The Adviser has entered into a Portfolio Management Agreement for the Fund with Equitable Asset Management (the "Manager"), a division of the Adviser's subsidiary, Equitable Trust Company.

     For more information on the Manager, see the Prospectus. The Manager's fee, which is paid by the Adviser, is at an annual rate of 0.65% on the first $50 million of the Fund's average daily net assets, 0.60% on the next $50 million of such assets, 0.55% on the next $100 million of such assets, and 0.50% on such assets in excess of $200 million.

     The Portfolio Management Agreement provides that the Manager's services to the Fund are not exclusive. The Manager is free to and does provide investment advisory services to others.

     The Portfolio Management Agreement for the Fund was initially approved by the Board of Directors, including a majority of the Directors who are not parties to the Portfolio Management Agreement or interested persons of any such party, at a meeting held on January 14, 1997, and by the sole shareholder of the Fund on January 14, 1997. The Portfolio Management Agreement provides that it will continue in effect for a period beyond two years from the date of its execution only so long as such continuance is approved at least annually by (i) the Directors or by vote of the holders of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Directors who are not parties to the Portfolio Management Agreement or interested persons of any such party. The Portfolio Management Agreement may be terminated at any time without penalty (a) by the Adviser, by the Fund upon vote of a majority of the Directors, or by vote of a majority of the Fund's outstanding voting securities, each upon sixty days' written notice to the Manager; or (b) by the Manager upon sixty days' notice to the Company or the Adviser. The Portfolio Management Agreement will also terminate automatically in the event of its assignment.

DISTRIBUTION OF FUND SHARES

     Equitable Securities Corporation(the "Distributor") serves as principal underwriter for the shares of the Fund pursuant to a Distribution Contract. The Distribution Contract provides that the Distributor will use its best efforts to maintain a broad distribution of the Fund's shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Fund's shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

     The Fund has adopted a service and distribution plan (the "Plan"). The Plan provides for the different rates of fee payment with respect to each class of shares, as described in the Prospectus. Pursuant to the Plan, the Fund may pay directly or reimburse the Distributor monthly in amounts described in the Prospectus for costs and expenses of marketing the shares, or classes of shares, of the Fund. The Board of Directors has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

     The Plan provides that it may not be amended to increase materially the costs which the Fund or a class of shares may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Board of Directors, and by the Directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the Plan or any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Directors of the Company have been committed to the discretion of the Directors who are not "interested persons" of the Company. The Plan was approved for the Fund by the Board of Directors and by the Directors who are neither "interested persons" nor have any direct or indirect financial interest in the operation of the Plan ("Plan Director"), by vote cast in person at an a January 14, 1997 meeting called for the purpose of voting on the Plan. The continuance of the Plan is subject to similar annual approval by the Directors and the Plan Directors. The Plan is terminable with respect to a class of shares of the Fund at any time by a vote of a majority of the Plan Directors or by vote of the holders of a majority of the shares of the class.

ADMINISTRATIVE SERVICES


     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Administrator") provides administrative services necessary for the operation of the Fund, including among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions and (iii) general supervision of the operation of the Fund, including coordination of the services performed by the Adviser, Manager, Distributor, custodians, independent accountants, legal counsel and others. In addition, BISYS Fund Services furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers, employees and Directors affiliated with BISYS. For these services, BISYS Fund Services receives from the Fund a fee, payable monthly, at the annual rate of 0.15% of the Fund's average daily net assets.

     The Board of Directors, including a majority of the Directors who are not parties to the agreements or interested persons of such parties, approved the Administration Agreement on behalf of the Company at their July 16, 1996 Board of Directors Meeting. BISYS Fund Services is a wholly-owned subsidiary of The BISYS Group, Inc. which is headquartered in Little Falls, New Jersey and supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group designs, administers and distributes over 30 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration, and recordkeeping services in partnership with 18 of the nation's leading bank and investment management companies.


     The Administration Agreement will continue until December 31, 1997 and will automatically continue for successive one-year periods unless either party notifies the other in writing of non-renewal at least 90 days prior to the expiration of the then-current term.

SERVICE ORGANIZATIONS


     The Company may also contract with banks, trust companies, broker-dealers (other than BISYS Fund Services) or other financial organizations ("Service Organizations") to provide certain administrative services for the Fund. Services provided by Service Organizations may include among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with client orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in client-designating accounts; providing periodic statements showing a client's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a client's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Fund to clients; and providing such other services as the Fund or a client reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither BISYS Fund Services, the Adviser nor the Manager will be a Service Organization or receive fees for servicing.


     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts that might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Fund might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                        DETERMINATION OF NET ASSET VALUE

     The Fund values its portfolio securities in accordance with the procedures described in the Prospectus.

                             PORTFOLIO TRANSACTIONS

     Investment decisions for the Fund and for the other investment advisory clients of the Manager are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Manager's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

     The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, the Manager is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.


     Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of the Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Fund, the Adviser, the Manager or BISYS Fund Services are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC.


     The Manager may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Manager. By allocating transactions in this manner, the Manager is able to supplement its research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Manager in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by the Fund is not reduced because the Manager and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), the Manager may cause the Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Act) to the Manager an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Manager may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

PORTFOLIO TURNOVER

     Changes may be made in the portfolio consistent with the investment objectives and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders. It is anticipated that the annual portfolio turnover rate for the Fund normally will not exceed 100%, although it may be higher under some circumstances. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.

                                    TAXATION

     The Fund intends to qualify annually as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest less expenses and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (c) derive less than 30% of its gross income from the sale or other disposition of certain assets (namely, in the case of the Fund, (i) stock or securities; (ii) options, futures, and forward contracts (other than those on foreign currencies), and (iii) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities)) held less than 3 months; and (d) diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses. By meeting these requirements, the Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains which are distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from the Fund may be eligible for the dividends-received deduction available to corporations. Distributions of net capital gains, if any, designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Fund shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash.
Shareholders will be notified annually as to the Federal tax status of distributions.

     Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

     Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a Fund share on the reinvestment date.

     Under certain circumstances, the sales charge incurred in acquiring Fund shares may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are exchanged within 90 days after the date they were purchased and new shares of a Fund are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

     The taxation of equity options is governed by the Code section 1234. Pursuant to Code section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Certain of the options, futures contracts, and forward foreign currency exchange contracts that the Fund may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

     Generally, the hedging transactions undertaken by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to stockholders.

     The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     The Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. All or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Fund held the security used to close the short sale. In addition, the Fund's holding period of any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale.

     Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in short sales and transactions in options, futures, and forward contracts.

     Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

     Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to treat such foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as paid by its shareholders. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by a Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from foreign sources.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if the Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit) including foreign source passive income of the Fund. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

     The Fund is required to report to the Internal Revenue Service ("IRS") all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if
(1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

     The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment.

Distributions of the Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

     Changes in the tax law frequently come under consideration. Since the Fund does not undertake to furnish tax advice, it is important for shareholders to consult their tax advisers regularly about the tax consequences to them of investing in the Fund.

                               OTHER INFORMATION

CAPITALIZATION

     The Company is a Maryland corporation established under Articles of Incorporation dated November 24, 1993 and currently consists of seven separately managed portfolios ("funds"). (The Company has one other portfolio which is currently inactive.) Six of the funds currently being offered, including the Fund, offer two classes of shares. The capitalization of the Company consists solely of 650 million shares of common stock with a par value of $0.001 per share. The Board of Directors may establish additional funds (with different investment objectives and fundamental policies), or additional classes of shares, at any time in the future. Establishment and offering of additional funds or classes will not alter the rights of the Company's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of the Fund or class, each shareholder is entitled to receive his pro rata share of the net assets of the Fund or class.

     Expenses incurred in connection with the Fund's organization were $______. These costs are considered expenses of the Company and will be allocated across all Funds in the Company based on the relative size of each Fund.

VOTING RIGHTS

     Under the Articles of Incorporation, the Company is not required to hold annual meetings of the Fund's or the Company's shareholders to elect Directors or for other purposes. It is not anticipated that the Company will hold shareholders' meetings unless required by law or the Articles of Incorporation. In this regard, the retention of a new investment adviser for the Company, or a new Manager affiliated with the Adviser with respect to the Fund, requires approval both by a majority of the Company's directors, including a majority of its directors who are not parties to such contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, and by a vote of a majority of the outstanding voting securities of the Company or Fund, as applicable. For this purpose, the "vote of a majority of the outstanding voting securities" of the Company or the Fund, as applicable, means the vote of the lesser of (1) 67% of the shares of the Company or Fund, as applicable, if the holders of more than 50% of the outstanding shares of the Company or Fund, as applicable, are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Company or Fund, as applicable. The Company has received an order from the Securities and Exchange Commission that permits it to retain new Managers that are not affiliated with the Adviser without obtaining shareholder approval. Additionally, the Company will be required to hold a meeting to elect Directors to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Directors have been elected by the shareholders of the Company. In addition, the Articles of Incorporation provide that the holders of not less than a majority of the outstanding shares of the Company may remove persons serving as Director.

     The Company's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Directors, in which case the holders of the remaining shares would not be able to elect any Directors.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, acts as custodian of the Company's assets, but plays no role in making decisions as to the purchase or sale of portfolio securities for the Fund.

     BISYS serves as the Company's transfer agent and fund accounting agent pursuant to a Transfer Agency Agreement and an Fund Accounting Agreement.

YIELD AND PERFORMANCE INFORMATION

     The Fund may, from time to time, include its yield, effective yield and average annual total return in advertisements or reports to shareholders or prospective investors.

     Quotations of yield for each class of shares will be based on the investment income per share earned during a particular 30-day period, less expenses accrued with respect to that class during a period ("net investment income"), and will be computed by dividing net investment income for the class by the maximum offering price per share of that class on the last day of the period, according to the following formula:


                            YIELD = 2[(a-b + 1)6-1]
                                      ----
                                       cd


where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share of the class on the last day of the period.

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in each class of shares of the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                P (1 + T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return for the class, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund and class-specific expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

     Quotations of yield and total return will reflect only the performance of a hypothetical investment in a class of shares of the Fund during the particular time period shown. Yield and total return for the Fund will vary based on changes in the market conditions and the level of the Fund's (and classes') expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its yields or total return to current or prospective unit holders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund.

     Investors who purchase and redeem shares of the Fund through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the customer services provided by the Service
Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and average annual total return of the Fund for those investors.

INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP serves as the independent accountants for the Company. Price Waterhouse LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.

COUNSEL

     Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C., 20005, passes upon certain legal matters in connection with the shares offered by the Company and also acts as Counsel to the Company.

REGISTRATION STATEMENT

     This SAI and the Prospectus do not contain all the information included in the Company's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements:

            Incorporated by reference into the Prospectus:

            (1)  Financial Highlights for the periods ended March
                 31, 1996 and March 31, 1995 (both audited) and September 30, 1996 (unaudited)

      Incorporated by reference into Statement of Additional Information:

            (1) Portfolio of Investments at March 31, 1996 (audited) and September 30, 1996 (unaudited).
            (2)  Statement of Assets and Liabilities dated March 31, 1996.
            (3)  Statement of Operations for the fiscal year ended March 31,
                 1996 (audited) and September 30, 1996 (unaudited).
            (4)  Statement of Changes in Net Assets for the fiscal periods ended March 31, 1996 and March 31, 1995 (audited) and
                 September 30, 1996 (unaudited).
            (5) Notes to Financial Statements at March 31, 1996 (audited) and September 30, 1996 (unaudited).
            (6) Selected Per Share Data for the fiscal periods ended March 31, 1996 and March 31, 1995 (audited) and September 30, 1996 (unaudited).
            (7)  Report of Independent Accountants.

      (b)   Exhibits:

            (1)  (a)  Articles of Incorporation of Registrant. (*)
                 (b)  Certificate of Correction. (*)
                 (c)  Articles of Amendment. (Growth)
                 (d)  Articles of Amendment. (Value)

            (2)  By-laws of Registrant. (*)

            (3)  Not applicable.

            (4) Specimen certificates of shares of common stock of Registrant.(*)

            (5)   (a)  Investment Advisory Agreement.
                  (b) Portfolio Management Agreement for ESC Strategic Growth Fund. (****)
                  (c) Portfolio Management Agreement for other Funds of Registrant.(**)
                  (d) Portfolio Management Agreement with Cincinnati Asset Management, Inc. (**)
                  (e)  Portfolio Management Agreement for ESC Strategic Value
                       Fund.

            (6)   (a)  Master Distribution Contract. (**)
                  (b) Distribution Contract Supplements for ESC Strategic Growth Fund. (****)
                  (c) Distribution Contract Supplements for other Funds of Registrant. (**)

                  (d) Distribution Contract Supplements for ESC Strategic Value Fund.
                  (e)  Form of Dealer and Selling Group Agreement. (*)
                  (f)  Form of Escrow Agreement. (*)

            (7)   Not applicable.

            (8)   Custody Agreement. (**)

            (9)   (a)  Administrative Services Contract.
                  (b)  Transfer Agency Agreement.
                  (c)  Sub-Transfer Agency Agreement. (**)
                  (d)  Accounting Agent Contract.
                  (e)  Form of Services Agreement. (*)

            (10)  Opinion of Counsel. (*)

            (11)  Consent of Independent Accountants.

            (12)  Not applicable.

            (13)  (a)  Purchase Agreement. (**)
                  (b)  Purchase Agreement for ESC Strategic Growth Fund
                  (c)  Purchase Agreement for ESC Strategic Value Fund

            (14)  Not applicable.

            (15)  (a)  Form of Master Distribution Plan. (*)

                  (b) Distribution Plan Supplements for ESC Strategic Growth Fund (****)

                  (c)  Forms of Distribution Plan Supplement. (*)
                  (d)  Distribution Plan Supplements for ESC Strategic Value
                       Fund

            (16)  Schedules for Computation. (***)

            (17)  Not applicable.

            (18)  Multi-Class Plan, as amended January 14, 1997

            (27)  Financial Data Schedules


  * Filed with Pre-Effective Amendment No. 3, April 5, 1994, and are incorporated herein by reference.

 ** Filed with Post-Effective Amendment No. 2, July 28, 1995, and are incorporated herein by reference.

*** Filed with Post-Effective Amendment No. 3, July 26, 1996, and are incorporated herein by reference.

****   Filed with Post-Effective Amendment No. 6, December 5, 1996.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

      As of January 17, 1997, the number of record holders of each class of shares of each Fund was as follows:

                                                                  NUMBER OF
            FUND/CLASS                                          RECORD OWNERS
            ----------                                          -------------
ESC Strategic Appreciation Fund
  Class A                                                            325
  Class D                                                            113

ESC Strategic Global Equity Fund
  Class A                                                            308
  Class D                                                             95

ESC Strategic Small Cap Fund
  Class A                                                          2,483
  Class D                                                            627

ESC Strategic Income Fund
  Class A                                                            152
  Class D                                                             47

ESC Strategic Growth Fund
  Class A                                                              1
  Class D                                                              0

ESC Strategic Asset Preservation Fund                                 28


ITEM 27.     INDEMNIFICATION

             Reference is made to Article VII of Registrant's Articles of Incorporation.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Investment Company Act of 1940 and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Investment Company Act of 1940 and will be governed by the final adjudication of such issues.

ITEM 28.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

             Equitable Securities Corporation, the investment adviser to ESC Strategic Funds, Inc., is a New York Stock Exchange member investment banking and securities brokerage firm. The names of Equitable Securities Corporation's directors and officers and their business and other connections for at least the past two years are as follows: (1)

                                                             BUSINESS AND
NAME                               TITLE                     OTHER CONNECTIONS
----                               -----                     -----------------
William H. Cammack, Sr.      Chairman, Managing              Position with
                             Director and Director           Equitable
                                                             Securities
                                                             Corporation, 1972
                                                             to present;

                             Director and President          ESC Strategic
                                                             Funds, Inc.,
                                                             1994 to present.

Katie H. Gambill             President, Head of              Position with
                             Equity Capital                  Equitable
                             Markets, Managing               Securities
                             Director and Director           Corporation,
                                                             1972 to present.


Frank D. Inman               Managing Director               Position with
                                                             Equitable
                                                             Securities
                                                             Corporation,
                                                             1989 to present.

William P. Johnston          Chief Executive                 Position with
                             Officer, Managing               Equitable
                             Director and Director           Securities
                                                             Corporation,
                                                             1987 to present.

Hershel L. Smith, Jr.        Chief Financial                 Position with
                             Officer, Chief                  Equitable
                             Operations Officer              Securities
                             and Managing Director           Corporation,
                                                             1986 to present.

Tom R. Steele                Managing Director and           Position with
                             Director                        Equitable
                                                             Securities
                                                             Corporation,
                                                             1988 to present.

W. Howard Cammack, Jr.       Managing Director and           Position with
                             Director                        Equitable
                                                             Securities
                                                             Corporation,
                                                             1979 to present;

                             Director and                    ESC Strategic
                             Treasurer,                      Funds, Inc.,
                                                             1994 to present.


     (1) The address of all Directors and Officers of Equitable Securities Corporation is 800 Nashville City Center, 511 Union Street, Nashville, Tennessee 37279-1743.

ITEM 29. PRINCIPAL UNDERWRITERS

      (a) Not applicable.

      (b)



NAME AND PRINCIPAL              POSITIONS AND OFFICES      POSITIONS  AND OFFICES
BUSINESS ADDRESS(1)             WITH UNDERWRITER           WITH REGISTRANT
-------------------             ----------------           ---------------
William H. Cammack, Sr.         Chairman, Managing         Director and
                                Director                   President

Katie H. Gambill                President, Head of         None
                                Equity Capital
                                Markets, Managing
                                Director and Director

Frank D. Inman                  Managing Director          None

William P. Johnston             Chief Executive            None
                                Officer, Managing
                                Director and Director

Hershel L. Smith, Jr.           Chief Financial            None
                                Officer, Chief
                                Operations Officer
                                and Managing Director

Tom R. Steele                   Managing Director and      None
                                Director

W. Howard Cammack, Jr.          Managing Director and      Director and Treasurer
                                Director


     (1) The address of all directors and officers is 800 Nashville City Center, 511 Union Street, Nashville, Tennessee 37219-1743.

     (c) Not applicable.

ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS

           The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, and the Rules thereunder will be maintained at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219.

ITEM 31.   MANAGEMENT SERVICES

           Not applicable.

ITEM 32.   UNDERTAKINGS

     (a)   Not applicable.

     (b) The Registrant undertakes to file a post-effective amendment using financial statements for ESC Strategic Value Fund which need not be certified, within four to six months following the latter of the effective date of this amendment to Registrant's registration statement or the date that shares of ESC Strategic Value Fund are publicly offered. Such financial statements will be as of and for the time period ended on a date reasonably close or as soon as practicable to the date of the filing of the amendment.

     (c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Post-Effective Amendment No. 7 to Registrant's Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Washington, D.C. on the 13th day of February, 1997.


ESC STRATEGIC FUNDS, INC.                       ESC STRATEGIC FUNDS, INC.

                                                By: /s/ *
  *                                             -------------------------------
William H. Cammack, Sr.                         Wm. H. Cammack, Jr.
President                                       Treasurer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 7 to Registrant's Registration Statement has been signed by the following persons in the capacities indicated on the 13th day of February, 1997.


SIGNATURE                                                 TITLE
---------                                                 -----
      *
William H. Cammack, Sr.                         Director and President

      *
William H. Cammack, Jr.                         Director and Treasurer

      *
J. Bransford Wallace                            Director

      *
Brownlee O. Currey, Jr.                         Director

      *
E. Townes Duncan                                Director

/s/                                             Assistant Treasurer


                                                *By: /s/
                                                    ---------------------------
                                                Jeffrey L. Steele
                                                Attorney-in-Fact

                           ESC STRATEGIC FUNDS, INC.

                               INDEX TO EXHIBITS




EXHIBIT NUMBER   DESCRIPTION OF EXHIBIT
--------------   ----------------------
Exhibit 1(c)     Articles of Amendment (Growth)

Exhibit 1(d)     Articles of Amendment (Value)

Exhibit 5(a)     Investment Advisory Agreement

Exhibit 5(b)     Portfolio Management Agreement for ESC Strategic Value Fund

Exhibit 6(d)     Distribution Contract Supplements for ESC Strategic Value Fund

Exhibit 9(a)     Administration Agreement

Exhibit 9(b)     Transfer Agency Agreement

Exhibit 9(d)     Fund Accounting Agreement

Exhibit 11       Consent of Independent Accountants

Exhibit 13(b)    Purchase Agreement for ESC Strategic Growth Fund

Exhibit 13(c)    Purchase Agreement for ESC Strategic Value Fund

Exhibit 15(d)    Distribution Plan Supplements for ESC Strategic Value Fund

Exhibit 18       Multi-Class Plan, as amended January 14, 1997

Exhibit 27       Financial Data Schedules (for SEC use only)








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